Phoenix Investment Partners


                                     September 30, 1998




              Seneca

           Annual Report





                                     - Phoenix-Seneca
                                       Growth Fund


                                     - Phoenix-Seneca
                                       Mid-Cap "EDGE"-SM- Fund


                                     - Phoenix-Seneca
                                       Bond Fund


                                     - Phoenix-Seneca
                                       Real Estate Securities
                                       Fund



[LOGO]  PHOENIX
        INVESTMENT PARTNERS

              Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

   [PHOTO]       It seems almost incredible that just four months ago Alan
                 Greenspan opined that the current U.S. economy was "the most
GAIL P. SENECA   impressive I have seen in my lifetime." Now, such optimism is sorely lacking. A deep gloom shrouds the investment community.

                   What happened in just four short months? Studies of the causes of the current crisis will provide fodder for doctoral dissertations for years. For our more practical and timely purposes, let us simply say that the Russian debt moratorium in August was an alarm heard around the world. Losses in Russian securities forced liquidation of emerging-market stocks and bonds from Asia to Latin America. To offset emerging-market losses, traders sold securities that still had gains, namely U.S. and European equities.

  As we write, this self-perpetuating liquidation process continues. Investment and commercial banks were deeply involved in emerging markets. As they now struggle to rebuild their capital and recoup their losses, they are unwilling to assume new risk of any sort. Consequently, the markets they make in bonds and over-the-counter stocks have been badly damaged. Bid-to-offer spreads are wide and liquidity is minimal. In this fragile state, major deleveraging of hedge funds is occurring, further disrupting orderly market mechanisms.

  On a daily basis, securities are reflecting the pain of the market makers far more accurately than they are reflecting the fundamental values of the securities traded. Corporate bonds, mortgage-backed bonds and even U.S. Treasuries are trading at historically "cheap" levels relative to the current benchmark Treasury securities.

  Financing in the bond and stock market is virtually unavailable. Evidence of a credit crunch in the form of reduced bank lending is developing. What began as a default by Russia has turned into tightened credit worldwide. Credit crunches are not merely financial events; they sap economic momentum, making it all but impossible for companies to grow. Without credit availability, we believe future growth projections for the U.S. economy and corporate profits will moderate. As is typical of stock market behavior, future potential is quickly discounted in present-day prices. Thus, stock prices now reflect a negative outlook for virtually all companies, regardless of industry, geography, or business strategy.

  Investors in this fast moving, illiquid and fear-driven environment must consider two key questions. Will the U.S. economy succumb to the emerging-market economic downturn? What can forestall the Asian contagion? The answers to these questions should determine how investors position their portfolios to weather the current storm.

  We expect the U.S. will maintain growth momentum into next year. Ours is not an export-driven economy; domestic demand is the key engine of growth. Consumers, despite the recent stock market drop, are in remarkably good shape. Currently, unemployment is low, wages are rising and inflation is not eroding consumer wealth. We further believe that policy makers have the tools to forestall a debacle in a worldwide economy, and that they have begun to employ them. Policy makers have responded slowly to the crisis, but it is clear that they now understand its severity and the necessity to act.

  We expect continued good news on inflation and interest rates. In our view, the Fed and other central banks are likely to ease rates as much as is required to restore confidence in the banking system. We feel that this will translate into large interest rate cuts, especially by the U.S. Federal Reserve. Short-term rates may settle at 3%, as they did during the last banking crisis in the early 1990s. Long-term Treasury rates have already reflected this reality and probably have completed most of their downside move. Non-Treasury bonds should experience meaningful declines in yield over the next 12 months.

  Our outlook, then, is constructive for both U.S. stocks and bonds. We look forward to a time when stocks and bonds are again evaluated on their fundamental investment merits and normal market-making mechanisms are restored. Until then, we believe wisdom lies in maintaining fundamentally strong investment positions, avoiding panic liquidations, and diligently assessing company prospects in the light of slower growth prospects in the coming year


/s/ Gail P. Seneca
Gail P. Seneca

October 12, 1998

                               TABLE OF CONTENTS

Phoenix-Seneca Growth Fund..................................................   4

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund......................................  13

Phoenix-Seneca Bond Fund....................................................  22

Phoenix-Seneca Real Estate Securities Fund..................................  34

Notes to Financial Statements...............................................  42

PHOENIX-SENECA GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS,
GAIL SENECA, PH.D. AND RICHARD LITTLE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Growth Fund seeks long-term capital appreciation by investing primarily in common stocks.

Q: HOW DID THE PORTFOLIO PERFORM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998?

A: For the fiscal year, the Phoenix-Seneca Growth Fund Class X shares earned 8.48%, and Class A shares returned 7.93% compared with 9.15% for the S&P 500 Index.(1) Since their inception on July 1, 1998, Class B shares and Class C shares returned (13.47)% and (13.52)%, respectively, compared with (11.00)% for the S&P 500 Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WAS THE FUND AFFECTED BY EVENTS AROUND THE WORLD?

A: The growing economic crisis in Russia, Japan and the emerging markets led to devastating results across all major U.S. stock market indices. Investors flocked to the most highly liquid and "lowest risk" investments available. U.S. Treasuries were the only true beneficiaries of this trend.

    The largest U.S. stocks outperformed smaller capitalization companies, which meant only that they declined less. The S&P 500 Index was down 9.9%, while the Russell 2000 Index, a measure of small-company performance, was down 20.2% for the quarter. Even within the S&P 500 Index, the largest stocks outperformed.

    Our "growth with controlled risk" strategy produced strong results relative to the average stock fund but underperformed the S&P 500 Index during the third quarter. The year-to-date return remains positive and continues to outperform our competitors and the market benchmarks. For the nine months through September 30, Class X shares are up nearly 6.74% versus a negative return of 6.58% for the average manager in a peer universe of 256 funds with an investment objective of capital appreciation, according to Lipper Analytics Services, Inc. The year-to-date return for the S&P 500 Index is 6.14%.

Q: HOW DID SOME OF THE STOCKS IN THE PORTFOLIO PERFORM?

A: Despite the market carnage, some of our stock holdings advanced for the quarter: Dell Computer (microcomputers), EMC Corp. (memory devices), Intel Corp (semiconductor company) McKesson (drug distributor), and Sun America (insurance) to name a few. Stocks in our portfolio continue to produce significantly above-market earnings growth rates.

(1)THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Unless the fear of global depression is realized, we believe U.S. corporations should continue to exhibit profit growth in the coming year. This, and a low inflation, low interest rate environment, should bode well for the stock market in 1999.

    Market volatility and panic liquidation is now so intense that investors can find no place in the market that has been unaffected by recent events. When the storm clouds dissipate, as we believe they will, diversified portfolios of high-quality stocks, such as ours, should be well positioned.

                                                                OCTOBER 14, 1998

Phoenix-Seneca Growth Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               AVERAGE ANNUAL TOTAL RETURNS(1)
                                       (AS OF 9/30/98)
                                                                       1 YEAR        SINCE INCEPTION
                                                                      --------       ---------------
X Shares(2) (INCEPTION: 3/8/96)
  NAV                                                                    8.48%           28.36%
A Shares(2) (INCEPTION: 3/8/96)
  NAV                                                                    7.93%           27.41%
  POP                                                                    2.81%           25.00%
B Shares(2) (INCEPTION: 7/1/98)
  CDSC                                                                     -            (17.80)%
  No CDSC                                                                  -            (13.47)%
C Shares(2) (INCEPTION: 7/1/98)
  CDSC                                                                     -            (14.39)%
  No CDSC                                                                  -            (13.52)%
S&P 500 Index                                                            9.15%           note 3

SECTOR WEIGHTINGS (AS A PERCENTAGE OF EQUITY HOLDINGS)
Technology                                                             23%
Consumer Staples                                                       20%
Health Care                                                            15%
Financials                                                             12%
Capital Goods                                                          10%
Other                                                                   8%
Energy                                                                  7%
Consumer Cyclicals                                                      5%

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(3) The S&P 500 Index performance is 22.64% for Class X and A and (11.00)% for Class B and C, respectively, since each class inception date as noted.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                                         Phoenix-Seneca   Phoenix-Seneca
                                         Growth Class X   Growth Class A
                                         at NAV(4)        with 4.75% sales charge(4)    S&P 500 Index(5)
                                         --------------   --------------------------    ----------------
3/8/96                                       $10,000                      $9,524            $10,000
9/30/96                                      $13,740                     $12,981            $10,992
9/30/97                                      $17,486                     $16,422            $15,462
9/30/98                                      $18,968                     $17,724            $16,876

(4) THIS CHART ILLUSTRATES NAV RETURNS ON CLASS X SHARES AND POP RETURNS ON CLASS A SHARES SINCE INCEPTION. RETURNS ON CLASS B AND CLASS C SHARES WILL VARY DUE TO DIFFERING SALES CHARGES.
(5) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF THE U.S. STOCK MARKET AND INCLUDES REINVESTED DIVIDENDS.

Phoenix-Seneca Growth Fund
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TEN LARGEST EQUITY HOLDINGS AT SEPTEMBER 30, 1998
         (AS A PERCENTAGE OF EQUITY HOLDINGS)
1.    McKesson Corp.                                                                    4.2%
      A LEADING U.S. DRUG DISTRIBUTOR
2.    MCI WorldCom, Inc.                                                                3.7%
      COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
3.    General Electric Co.                                                              3.6%
      DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES
4.    Bristol-Myers Squibb Co.                                                          3.4%
      COMPREHENSIVE HEALTH-CARE COMPANY
5.    Dell Computer Corp.                                                               3.3%
      ONE OF THE WORLD'S LEADING COMPUTER VENDORS
6.    Microsoft Corp.                                                                   3.3%
      WORLD'S LEADING COMPUTER SOFTWARE COMPANY
7.    Cardinal Health, Inc.                                                             3.2%
      WHOLESALE DISTRIBUTOR OF PHARMACEUTICALS AND HEALTH-CARE RELATED PRODUCTS
8.    Anheuser-Busch Companies, Inc.                                                    3.2%
      WORLD'S LARGEST BREWER IN ADDITION TO OTHER DIVERSIFIED OPERATIONS
9.    Monsanto Co.                                                                      3.2%
      MANUFACTURER OF AGRICULTURAL, PHARMACEUTICAL, FOOD, AND CHEMICAL PRODUCTS
10.   McDonald's Corp.                                                                  3.1%
      FAST FOOD RESTAURANT OPERATOR

                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                             SHARES     VALUE
                                                             -------  ---------
COMMON STOCKS--91.0%
AUTO PARTS & EQUIPMENT--2.0%
  Dana Corp............................................      26,510   $ 989,154
                                                                      ---------
BANKS (MONEY CENTER)--1.6%
  NationsBank Corp.....................................      14,700     786,450
                                                                      ---------
BEVERAGES (ALCOHOLIC)--3.0%
  Anheuser-Busch Companies, Inc........................      26,840   1,449,360
                                                                      ---------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.0%
  Chancellor Media Corp. (b)...........................      29,560     986,565
                                                                      ---------
CHEMICALS (DIVERSIFIED)--2.9%
  Monsanto Co..........................................      25,480   1,436,435
                                                                      ---------
COMMUNICATIONS EQUIPMENT--1.1%
  Lucent Technologies, Inc.............................       7,860     542,831
                                                                      ---------
COMPUTERS (HARDWARE)--7.0%
  Compaq Computer Corp.................................      29,880     944,955
  Dell Computer Corp. (b)..............................      22,920   1,506,990
  International Business Machines Corp.................       7,580     970,240
                                                                      ---------
                                                                      3,422,185
                                                                      ---------
COMPUTERS (NETWORKING)--1.4%
  Cisco Systems, Inc. (b)..............................      11,380     703,426
                                                                      ---------
COMPUTERS (PERIPHERALS)--1.9%
  EMC Corp. (b)........................................      16,500     943,594
                                                                      ---------

                                                             SHARES     VALUE
                                                             -------  ---------
COMPUTERS (SOFTWARE & SERVICES)--3.1%
  Microsoft Corp. (b)..................................      13,690   $1,506,756
                                                                      ---------
CONSUMER FINANCE--2.3%
  Household International, Inc.........................      29,350   1,100,625
                                                                      ---------
DISTRIBUTORS (FOOD & HEALTH)--3.0%
  Cardinal Health, Inc.................................      14,110   1,456,857
                                                                      ---------
ELECTRICAL EQUIPMENT--3.3%
  General Electric Co..................................      20,480   1,629,440
                                                                      ---------
ELECTRONICS (SEMICONDUCTORS)--4.5%
  Intel Corp...........................................      13,800   1,183,350
  Texas Instruments, Inc...............................      19,550   1,031,262
                                                                      ---------
                                                                      2,214,612
                                                                      ---------
FINANCIAL (DIVERSIFIED)--3.2%
  American Express Co..................................       8,770     680,771
  SunAmerica, Inc......................................      14,320     873,520
                                                                      ---------
                                                                      1,554,291
                                                                      ---------
FOODS--4.9%
  General Mills, Inc...................................      14,340   1,003,800
  Hershey Foods Corp...................................      20,210   1,383,122
                                                                      ---------
                                                                      2,386,922
                                                                      ---------

                       See Notes to Financial Statements                       7

Phoenix-Seneca Growth Fund

                                                             SHARES     VALUE
                                                             -------  ----------
HEALTH CARE (DIVERSIFIED)--7.1%
  Bristol-Myers Squibb Co..............................      14,900   $1,547,737
  McKesson Corp........................................      21,080    1,931,455
                                                                       ---------
                                                                       3,479,192
                                                                       ---------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.3%
  Columbia/HCA Healthcare Corp.........................      55,220    1,107,851
                                                                       ---------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
  Bausch & Lomb, Inc...................................      17,940      706,388
                                                                       ---------
HOUSEHOLD PRODUCTS (NON-DURABLES)--4.2%
  Colgate-Palmolive Co.................................      19,360    1,326,160
  Procter & Gamble Co..................................      10,380      736,331
                                                                        ---------
                                                                       2,062,491
                                                                       ---------
INSURANCE (MULTI-LINE)--2.3%
  Travelers Group, Inc.................................      30,310    1,136,625
                                                                       ---------
INSURANCE (PROPERTY-CASUALTY)--1.5%
  Allstate Corp........................................      17,280      720,360
                                                                       ---------
MANUFACTURING (DIVERSIFIED)--2.8%
  Tyco International Ltd...............................      24,400    1,348,100
                                                                       ---------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
  Schlumberger Ltd.....................................      16,000      805,000
                                                                       ---------
OIL (INTERNATIONAL INTEGRATED)--2.0%
  Exxon Corp...........................................      14,180      995,259
                                                                       ---------
RESTAURANTS--2.9%
  McDonald's Corp......................................      23,450    1,399,672
                                                                       ---------
RETAIL (BUILDING SUPPLIES)--1.9%
  Masco Corp...........................................      38,340      944,123
                                                                       ---------
RETAIL (FOOD CHAINS)--1.5%
  Safeway, Inc. (b)....................................      15,550      721,131
                                                                       ---------
RETAIL (GENERAL MERCHANDISE)--1.4%
  Dayton Hudson Corp...................................      18,590      664,593
                                                                       ---------
RETAIL (SPECIALTY-APPAREL)--1.6%
  TJX Companies, Inc...................................      42,420      755,606
                                                                       ---------

                                                             SHARES      VALUE
                                                             -------   ---------
SERVICES (DATA PROCESSING)--2.1%
  Automatic Data Processing, Inc.......................      13,450   $1,005,388
                                                                       ---------
TELECOMMUNICATIONS (LONG DISTANCE)--5.1%
  AT&T Corp............................................      13,040      762,025
  MCI WorldCom, Inc....................................      34,880    1,704,760
                                                                       ---------
                                                                       2,466,785
                                                                       ---------
WASTE MANAGEMENT--1.9%
  Waste Management, Inc................................      18,880      907,420
                                                                       ---------
TOTAL COMMON STOCKS
  (Identified cost $42,393,415).....................................  44,335,487
                                                                       ---------
FOREIGN COMMON STOCKS--2.5%
OIL (INTERNATIONAL INTEGRATED)--2.5%
  Royal Dutch Petroleum Co. NY Registered Shares
   (Netherlands).......................................      25,750    1,226,344
                                                                       ---------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,259,367)......................................   1,226,344
                                                                       ---------
TOTAL LONG-TERM INVESTMENTS--93.5%
  (Identified cost $43,652,782).....................................  45,561,831
                                                                       ---------

                                                               PAR
                                                              VALUE
                                                              (000)
                                                             -------
SHORT-TERM OBLIGATIONS--5.6%
REPURCHASE AGREEMENT--5.6%
  State Street Bank & Trust Co. repurchase agreement,
   4.75%, dated 9/30/98 due 10/1/98, repurchase price
   $2,732,360 collateralized by U.S. Treasury Note 7%,
   7/15/06, market value $2,791,197....................      $2,732    2,732,000
                                                                       ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,732,000)......................................   2,732,000
                                                                       ---------

TOTAL INVESTMENTS--99.1%
  (Identified cost $46,384,782).....................................  48,293,831(a)
  Cash and receivables, less liabilities--0.9%......................     427,589
                                                                      ----------
NET ASSETS--100.0%.................................................. $48,721,420
                                                                      ----------
                                                                      ----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,240,041 and gross depreciation of $3,398,173 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $46,451,963.
(b)  Non-income producing.

8                      See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $46,384,782)                               $  48,293,831
Cash                                                                    258
Receivables
  Investment securities sold                                      1,105,814
  Dividends and interest                                             40,309
  Fund shares sold                                                  207,928
Deferred organization expenses                                       24,185
Prepaid expenses                                                      6,441
Other assets                                                          2,898
                                                              -------------
    Total assets                                                 49,681,664
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   841,506
  Fund shares repurchased                                            29,807
  Investment advisory fee                                            24,586
  Transfer agent fee                                                 17,000
  Distribution fee                                                   12,241
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
Accrued expenses                                                     26,851
                                                              -------------
    Total liabilities                                               960,244
                                                              -------------
NET ASSETS                                                    $  48,721,420
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  41,788,000
Accumulated net realized gain                                     5,024,371
Net unrealized appreciation                                       1,909,049
                                                              -------------
NET ASSETS                                                    $  48,721,420
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,712,946)                1,865,630
Net asset value and offering price per share                         $16.46
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,363,523)                1,069,669
Net asset value per share                                            $16.23
Offering price per share $16.23/(1-4.75%)                            $17.04
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $518,682)                      32,039
Net asset value and offering price per share                         $16.19
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $126,269)                       7,802
Net asset value and offering price per share                         $16.18

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $    437,453
Interest                                                            84,120
Foreign taxes withheld                                              (8,786)
                                                              ------------
    Total investment income                                        512,787
                                                              ------------
EXPENSES
Investment advisory fee                                            307,240
Distribution fee--Class A                                           20,872
Distribution fee--Class B                                              445
Distribution fee--Class C                                              255
Administration fee                                                  55,207
Custody and accounting                                              49,963
Transfer agent                                                      39,386
Registration                                                        25,275
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         8,003
Printing                                                             6,189
Miscellaneous                                                        5,163
                                                              ------------
    Total expenses                                                 545,221
    Less expenses borne by investment adviser                       (8,845)
                                                              ------------
    Net expenses                                                   536,376
                                                              ------------
NET INVESTMENT LOSS                                                (23,589)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                  5,786,850
Net change in unrealized appreciation (depreciation) on
  investments                                                   (3,716,413)
                                                              ------------
NET GAIN ON INVESTMENTS                                          2,070,437
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  2,046,848
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements                       9

Phoenix-Seneca Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income (loss)                $   (23,589)          $    57,732
  Net realized gain                             5,786,850             2,408,148
  Net change in unrealized appreciation
    (depreciation)                             (3,716,413)            5,006,042
                                          -------------------   -------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  2,046,848             7,471,922
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                  (28,234)              (99,739)
  Net investment income--Class A                       --                    (3)
  Net investment income--Class B                       --                    --
  Net investment income--Class C                       --                    --
  Net realized gains--Class X                  (2,638,126)             (997,531)
  Net realized gains--Class A                    (456,891)              (19,063)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (3,123,251)           (1,116,336)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (285,390
    and 1,193,698 shares, respectively)         4,884,932            16,740,404
  Net asset value of shares issued from
    reinvestment of distributions
    (175,598 and 83,095 shares,
    respectively)                               2,655,713             1,095,100
  Cost of shares repurchased (669,955
    and 142,301 shares, respectively)         (11,501,669)           (2,144,300)
                                          -------------------   -------------------
Total                                          (3,961,024)           15,691,204
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (903,203
    and 410,550 shares, respectively)          16,095,224             5,770,465
  Net asset value of shares issued from
    reinvestment of distributions
    (30,397 and 1,364 shares,
    respectively)                                 454,436                17,844
  Cost of shares repurchased (233,349
    and 76,718 shares, respectively)           (3,581,463)           (1,114,710)
                                          -------------------   -------------------
Total                                          12,968,197             4,673,599
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (32,039
    and 0 shares, respectively)                   544,661                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             544,661                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,802
    and 0 shares, respectively)                   139,674                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             139,674                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                                9,691,508            20,364,803
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                    8,615,105            26,720,389
NET ASSETS
  Beginning of period                          40,106,315            13,385,926
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $28,234, RESPECTIVELY)             $48,721,420           $40,106,315
                                          -------------------   -------------------
                                          -------------------   -------------------

10                     See Notes to Financial Statements

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                          CLASS X
                                        -------------------------------------------
                                                                           FROM
                                          YEAR ENDED SEPTEMBER 30,      INCEPTION
                                                                        3/8/96 TO
                                           1998             1997         9/30/96
                                        -----------      -----------   ------------
Net asset value, beginning of
  period                                $     16.43      $     13.74    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.00(8)          0.03(1)     0.03(1)
  Net realized and unrealized gain             1.28             3.50        3.71
                                        -----------      -----------      ------
      TOTAL FROM INVESTMENT
        OPERATIONS                             1.28             3.53        3.74
                                        -----------      -----------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                    (0.02)           (0.07)         --
  Dividends from net realized gains           (1.23)           (0.77)         --
                                        -----------      -----------      ------
      TOTAL DISTRIBUTIONS                     (1.25)           (0.84)         --
                                        -----------      -----------      ------
Change in net asset value                      0.03             2.69        3.74
                                        -----------      -----------      ------
NET ASSET VALUE, END OF PERIOD          $     16.46      $     16.43    $  13.74
                                        -----------      -----------      ------
                                        -----------      -----------      ------
Total return(3)                                8.48%           27.27%      37.40%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $30,713          $34,093     $12,920

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.14%            1.52%(6)    0.81%(4)(6)
  Net investment income (loss)                 0.02%            0.31%       0.76%(4)
Portfolio turnover                              166%          145.69%      87.66%(5)

                                                          CLASS A
                                        -------------------------------------------
                                                                           FROM
                                          YEAR ENDED SEPTEMBER 30,      INCEPTION
                                                                        3/8/96 TO
                                           1998             1997         9/30/96
                                        -----------      -----------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $     16.28      $     13.63    $  10.00
Income from investment operations:
  Net investment income (loss)                (0.06)(8)        (0.08)(2)      --(2)
  Net realized and unrealized gain             1.24             3.50        3.63
                                        -----------      -----------      ------
      TOTAL FROM INVESTMENT
        OPERATIONS                             1.18             3.42        3.63
                                        -----------      -----------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                       --               --          --
  Dividends from net realized gains           (1.23)           (0.77)         --
                                        -----------      -----------      ------
      TOTAL DISTRIBUTIONS                     (1.23)           (0.77)         --
                                        -----------      -----------      ------
Change in net asset value                     (0.05)            2.65        3.63
                                        -----------      -----------      ------
NET ASSET VALUE, END OF PERIOD          $     16.23      $     16.28    $  13.63
                                        -----------      -----------      ------
                                        -----------      -----------      ------
Total return(3)                                7.93%           26.51%      36.30%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $17,364           $6,013        $466
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.55%            2.48%(7)    1.46%(4)(7)
  Net investment income (loss)                (0.36)%          (0.62)%      0.16%(4)
Portfolio turnover                              166%          145.69%      87.66%(5)

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.03 and $(0.09) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) and $(0.34) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.52% and 3.49% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.63% and 14.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      11

Phoenix-Seneca Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          CLASS B             CLASS C
                                        -----------         -----------
                                           FROM                FROM
                                         INCEPTION           INCEPTION
                                         7/1/98 TO           7/1/98 TO
                                          9/30/98             9/30/98
                                        -----------         -----------
Net asset value, beginning of
  period                                   $ 18.71              $ 18.71
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               (0.04)(1)(8)         (0.06)(2)(8)
  Net realized and unrealized gain
    (loss)                                   (2.48)               (2.47)
                                            ------               ------
      TOTAL FROM INVESTMENT
        OPERATIONS                           (2.52)               (2.53)
                                            ------               ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                      --                   --
  Dividends from net realized gains             --                   --
                                            ------               ------
      TOTAL DISTRIBUTIONS                       --                   --
                                            ------               ------
Change in net asset value                    (2.52)               (2.53)
                                            ------               ------
NET ASSET VALUE, END OF PERIOD             $ 16.19              $ 16.18
                                            ------               ------
                                            ------               ------
Total return(3)                             (13.47)%(5)          (13.52)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                 $519                 $126

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          2.60%(4)(6)          2.60%(4)(7)
  Net investment income (loss)               (1.12)%(4)           (1.39)%(4)
Portfolio turnover                             166%                 166%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.36) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.79) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 12.48% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.24% for the period ended September 30, 1998.
(8)  Computed using average shares outstanding.

12                     See Notes to Financial Statements

PHOENIX-SENECA MID-CAP "EDGE"-SM- FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS,
GAIL SENECA, PH.D. AND RICHARD LITTLE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund seeks long-term capital appreciation by primarily investing in mid-capitalization common stocks. Investors should note that securities issued by medium-capitalization companies are often more volatile than those of large, well-established companies.

Q: HOW DID THE PORTFOLIO PERFORM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998?

A: For the fiscal year, the Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund Class X shares returned (4.22)%, and Class A shares returned (4.74)% compared with a (6.30)% return for the S&P MidCap 400 Index.(1) Since their inception on July 1, 1998, Class B shares and Class C shares returned (19.94)% and (20.00)%, respectively, compared with (15.78)% for the S&P MidCap 400 Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.
    Our "earnings-driven growth" strategy produced strong results relative to the small-capitalization indices but underperformed the S&P MidCap 400 Index during the third quarter. The Fund's year-to-date return continues to outperform the small- and mid-cap market benchmarks. For the first nine months of 1998, Class X shares had a return of (2.20)% compared with a return of (18.12)% for the Russell 2000 Growth Index(2) and a return of (7.08)% for the S&P MidCap 400 Index.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A: The growing economic crisis in Russia, Japan and emerging markets led to devastating results across all major U.S. stock market indices for the third quarter. Investors flocked to the most highly liquid and "lowest risk" investments available. U.S. Treasuries were the only true beneficiaries of this trend.
    The largest U.S. stocks outperformed smaller capitalization companies, which meant only that they declined less. The S&P MidCap 400 Index was down 14.5% for the quarter, while the Russell 2500 Growth Index,(3) a measure of mid- and small-cap growth company performance, was down 22.2%. Small-capitalization stocks reached historical valuation lows relative to large-capitalization stocks by quarter-end. These stocks are now trading at relative levels equal to or below those observed during the last recession. We continue to see compelling valuation in this sector, and we regard the

(1)THE S&P 400 MIDCAP INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF MID-CAPITALIZATION STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2)THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF SMALL-CAPITALIZATION GROWTH-ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(3)THE RUSSELL 2500 GROWTH INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF MID- AND SMALL-CAPITALIZATION GROWTH- ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

relentless liquidation of these stocks as indicative of negative investor psychology, not investment facts.

    Despite the market carnage, some holdings advanced for the quarter, including Micron Technology (a semiconductor company), McKesson (a drug distributor), and SunAmerica (an insurer). Stocks in our portfolio continue to produce significantly above-market earnings growth rates.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: Unless the fear of global depression is realized, we believe U.S. corporations should continue to exhibit profit growth in the coming year. This, and a low inflation, low interest rate environment, bode well for the stock market in 1999.

    Market volatility and panic liquidation is now so intense that investors can find no place in the market that has been unaffected by recent events. When the storm clouds dissipate, as we believe they will, diversified portfolios of high-quality stocks, such as ours, should be well-positioned.

                                                                OCTOBER 14, 1998

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        AVERAGE ANNUAL TOTAL RETURNS(1)
                                              (AS OF 9/30/98)

                                                           SINCE
                                              1 YEAR      INCEPTION
                                              ------      ---------
X Shares(2) (INCEPTION: 3/8/96)
    NAV                                       (4.22)%        20.03%
A Shares(2) (INCEPTION: 3/8/96)
    NAV                                       (4.74)%        19.59%
    POP                                       (9.25)%        17.34%
B Shares(2) (INCEPTION: 7/1/98)
    CDSC                                        --          (23.94)%
    No CDSC                                     --          (19.94)%
C Shares(2) (INCEPTION: 7/1/98)
    CDSC                                        --          (20.80)%
    No CDSC                                     --          (20.00)%
S&P 400 MidCap Index                          (6.30)%        note 3

SECTOR WEIGHTINGS (AS A PERCENTAGE OF EQUITY HOLDINGS)
------------------------------------------------------
Technology                                      31%
Consumer Cyclicals                              23%
Health-Care                                     16%
Consumer Staples                                11%
Financials                                       8%
Capital Goods                                    6%
Energy                                           2%
Other                                            3%

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(3) The S&P 400 MidCap Index performance is 14.58% for Class X and A and (15.78)% for Class B and C, respectively, since each class' inception date as noted.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        Phoenix-Seneca     Phoenix Seneca
                        Mid-Cap "EDGE"-    Mid-Cap "EDGE"-SM-    S&P 400
                        SM- Class X        Class A with 4.75%    MidCap
                        at NAV (4)         sales charge(4)       Index(5)
                        ---------------    ------------------    --------
3/8/96                   $10,000               $9,525            $10,000
3/31/96                                                          $10,272
9/30/96                  $14,970               $14,219           $10,876
9/30/97                  $16,676               $15,818           $15,129
9/30/98                  $15,972               $15,068           $14,176

(4) THIS CHART ILLUSTRATES NAV RETURNS ON CLASS X SHARES AND POP RETURNS ON CLASS A SHARES SINCE INCEPTION. RETURNS ON CLASS B AND CLASS C SHARES WILL VARY DUE TO DIFFERING SALES CHARGES.

(5) THE S&P 400 MIDCAP INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF MID-CAPITALIZATION STOCKS AND INCLUDES REINVESTED DIVIDENDS.

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund


                  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TEN LARGEST EQUITY HOLDINGS AT SEPTEMBER 30, 1998 (AS A PERCENTAGE OF EQUITY HOLDINGS)
1.   McKesson Corp.                                                                           4.7%
     A LEADING U.S. DRUG DISTRIBUTOR
2.   Sofamor Danek Group, Inc.                                                                3.7%
     DEVELOPS, MANUFACTURES AND MARKETS SPINAL IMPLANT DEVICES
3.   Mylan Laboratories, Inc.                                                                 3.7%
     ONE OF THE LEADERS IN THE GENERIC PHARMACEUTICAL INDUSTRY
4.   Compuware Corp.                                                                          3.6%
     DEVELOPS AND MARKETS PROGRAMMING AND APPLICATION PRODUCTIVITY SOFTWARE
5.   Outdoor Systems, Inc.                                                                    3.6%
     OUT-OF-HOME MEDIA, INCLUDING BILLBOARDS
6.   Bausch & Lomb
     MAJOR PRODUCER OF PRODUCTS AND SERVICES FOR THE HEALTH-CARE AND OPTICS FIELDS
7.   Comerica, Inc.                                                                           3.3%
     MAJOR REGIONAL BANK
8.   VERITAS Software Co.                                                                     3.2%
     DEVELOPS, MANUFACTURES AND MARKETS ADVANCED STORAGE MANAGEMENT PRODUCTS
9.   Kmart Corp.                                                                              3.1%
     ONE OF THE WORLD'S LARGEST MASS MERCHANDISE RETAILERS
10.  CKE Restaurants, Inc.                                                                    3.0%
     A LEADING NATIONWIDE OWNER, OPERATOR AND FRANCHISER OF QUICK SERVICE RESTAURANTS

                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                      SHARES        VALUE
                                                     --------    ------------
COMMON STOCKS--87.9%
AEROSPACE/DEFENSE--1.3%
  Tristar Aerospace Co. (b)........                   17,470     $    168,149
                                                                 ------------
BANKS (MAJOR REGIONAL)--7.6%
  AmSouth Bancorporation...........                    7,930          270,611
  Comerica, Inc....................                    6,935          380,125
  Northern Trust Corp..............                    4,760          324,870
                                                                  -----------
                                                                      975,606
                                                                  -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--3.1%
  Chancellor Media Corp. (b).......                    9,370          312,724
  Young Broadcasting, Inc. Class A
   (b).............................                    2,580           87,720
                                                                  -----------
                                                                      400,444
                                                                  -----------
COMMUNICATIONS EQUIPMENT--2.6%
  Ascend Communications, Inc.
   (b).............................                    7,350          334,425
                                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--12.8%
  America Online, Inc. (b).........                    2,150          239,187
  Computer Horizons Corp. (b)......                   12,330          307,479
  Compuware Corp. (b)..............                    7,200          423,900
  Documentum, Inc. (b).............                    7,460          295,602
  VERITAS Software Corp. (b).......                    6,800          375,700
                                                                  -----------
                                                                    1,641,868

ELECTRONICS (INSTRUMENTATION)--6.1%
  Flextronics International Ltd.
   (b).............................                    6,750          239,203
  Gemstar International Group Ltd.
   (b).............................                    6,960          322,770

                                                      SHARES        VALUE
                                                     --------    ------------


ELECTRONICS (INSTRUMENTATION)--CONTINUED
  Micron Electronics, Inc. (b).....                   12,880     $    225,400
                                                                  -----------
                                                                      787,373
                                                                  -----------
ELECTRONICS (SEMICONDUCTORS)--5.3%
  Micron Technology, Inc...........                   11,440          348,205
  Xilinx, Inc. (b).................                    9,560          334,600
                                                                  -----------
                                                                      682,805
                                                                  -----------
HEALTH CARE (DIVERSIFIED)--7.6%
  McKesson Corp....................                    6,020          551,582
  Mylan Laboratories, Inc..........                   14,470          426,865
                                                                  -----------
                                                                      978,447
                                                                  -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.4%
  Health Management Associates,
   Inc. (b)........................                    9,820          179,215
                                                                  -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--11.2%
  Allegiance Corp..................                   10,880          323,680
  Bausch & Lomb, Inc...............                    9,850          387,844
  Ocular Sciences, Inc. (b)........                   14,170          297,570
  Sofamor Danek Group, Inc. (b)....                    4,820          428,980
                                                                  -----------
                                                                    1,438,074
                                                                  -----------
HOUSEHOLD FURNITURE & APPLIANCES--1.8%
  Maytag Corp......................                    4,870          232,542
                                                                  -----------


16                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                                                      SHARES        VALUE
                                                     --------    ------------
OFFICE EQUIPMENT & SUPPLIES--2.4%
  Miller (Herman), Inc.............                   15,550     $    307,112
                                                                  -----------
OIL (DOMESTIC INTEGRATED)--2.0%
  USX-Marathon Group...............                    7,140          253,024
                                                                  -----------
RESTAURANTS--2.7%
  CKE Restaurants, Inc.............                   11,770          350,158
                                                                  -----------
RETAIL (DISCOUNTERS)--2.0%
  Dollar Tree Stores, Inc. (b).....                    8,220          257,389
                                                                  -----------
RETAIL (GENERAL MERCHANDISE)--2.8%
  Kmart Corp. (b)..................                   30,380          362,661
                                                                  -----------
RETAIL (SPECIALTY)--1.8%
  Staples, Inc. (b)................                    7,980          234,413
                                                                  -----------
RETAIL (SPECIALTY-APPAREL)--2.1%
  TJX Companies, Inc...............                   15,130          269,503
                                                                  -----------
SERVICES (ADVERTISING/MARKETING)--3.3%
  Outdoor Systems, Inc. (b)........                   21,455          418,373
                                                                  -----------
SERVICES (COMMERCIAL & CONSUMER)--1.6%
  GATX Corp........................                    5,950          196,722
                                                                  -----------
SERVICES (DATA PROCESSING)--1.7%
  Administaff, Inc. (b)............                    6,840          218,453
                                                                  -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.8%
  Crown Castle International Corp.
   (b).............................                   10,640          102,410
                                                                  -----------
TEXTILES (APPAREL)--2.2%
  Jones Apparel Group, Inc. (b)....                   12,490          286,489
                                                                  -----------
WASTE MANAGEMENT--1.7%
  Republic Services, Inc. Class A
   (b).............................                   11,270          219,765
                                                                  -----------
TOTAL COMMON STOCKS
  (Identified cost $11,445,956)...............................     11,295,420
                                                                  -----------

                                                      SHARES        VALUE
                                                     --------    ------------
FOREIGN COMMON STOCKS--2.9%
ELECTRONICS (SEMICONDUCTORS)--1.6%
  PMC-Sierra, Inc. (Canada) (b)....                    6,560     $    209,100
                                                                  -----------
ENTERTAINMENT--1.3%
  News Corporation Ltd. (The)
   Sponsored ADR (Australia).......                    6,550          167,844
                                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $451,608)..................................        376,944
                                                                  -----------
TOTAL LONG-TERM INVESTMENTS--90.8%
  (Identified cost $11,897,564)...............................     11,672,364
                                                                  -----------

                                                        PAR
                                                       VALUE
                                                       (000)
                                                     --------
SHORT-TERM OBLIGATIONS--10.6%
REPURCHASE AGREEMENT--10.6%
  State Street Bank & Trust Co.
   repurchase agreement, 4.75%
   dated 9/30/98 due 10/1/98,
   repurchase price $1,362,180
   collateralized by U.S. Treasury
   Note 7%, 7/15/06, market value
   $1,389,735......................                  $   1,362      1,362,000
                                                                  -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,362,000)................................      1,362,000
                                                                  -----------

TOTAL INVESTMENTS--101.4%
  (Identified cost $13,259,564)...............................     13,034,364(a)
  Cash and receivables, less liabilities--(1.4%)..............       (179,440)
                                                                  -----------
NET ASSETS--100.0%............................................    $12,854,924
                                                                  -----------
                                                                  -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,147,751 and gross depreciation of $1,374,463 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $13,261,076.
(b)  Non-income producing.

                       See Notes to Financial Statements                      17

Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $13,259,564)                               $  13,034,364
Cash                                                                     64
Receivables
  Investment securities sold                                        116,666
  Dividends and interest                                              9,321
  Fund shares sold                                                    2,423
Deferred organization expenses                                       24,320
Prepaid expenses                                                      2,212
                                                              -------------
    Total assets                                                 13,189,370
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   276,051
  Transfer agent fee                                                 17,000
  Investment advisory fee                                             6,090
  Administration fee                                                  5,753
  Distribution fee                                                    2,774
  Trustees' fee                                                       2,500
Accrued expenses                                                     24,278
                                                              -------------
    Total liabilities                                               334,446
                                                              -------------
NET ASSETS                                                    $  12,854,924
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  12,539,855
Accumulated net realized gain                                       540,269
Net unrealized depreciation                                        (225,200)
                                                              -------------
NET ASSETS                                                    $  12,854,924
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,939,892)                   647,132
Net asset value and offering price per share                         $13.81
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,666,083)                   266,570
Net asset value per share                                            $13.75
Offering price per share $13.75/(1-4.75%)                            $14.44
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $145,495)                      10,599
Net asset value and offering price per share                         $13.73
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $103,454)                       7,538
Net asset value and offering price per share                         $13.72

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $     39,564
Interest                                                            40,899
Foreign taxes withheld                                                 (35)
                                                              ------------
    Total investment income                                         80,428
                                                              ------------
EXPENSES
Investment advisory fee                                            100,384
Distribution fee--Class A                                            7,272
Distribution fee--Class B                                              315
Distribution fee--Class C                                              308
Administration fee                                                  56,307
Custody and accounting                                              44,881
Transfer agent                                                      41,191
Registration                                                        22,635
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         8,617
Printing                                                             6,272
Miscellaneous                                                        3,240
                                                              ------------
    Total expenses                                                 318,645
    Less expenses borne by investment adviser                      (36,648)
                                                              ------------
    Net expenses                                                   281,997
                                                              ------------
NET INVESTMENT LOSS                                               (201,569)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    895,515
Net change in unrealized appreciation (depreciation) on
  investments                                                   (1,612,591)
                                                              ------------
NET LOSS ON INVESTMENTS                                           (717,076)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (918,645)
                                                              ------------
                                                              ------------

18                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment loss                         $  (201,569)          $  (122,306)
  Net realized gain                               895,515             1,355,512
  Net change in unrealized appreciation
    (depreciation)                             (1,612,591)              369,616
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    (918,645)            1,602,822
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                       --               (22,426)
  Net investment income--Class A                       --                    (7)
  Net investment income--Class B                       --                    --
  Net investment income--Class C                       --                    --
  Net realized gains--Class X                  (1,092,044)              (89,792)
  Net realized gains--Class A                    (289,481)              (12,053)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (1,381,525)             (124,278)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (135,008
    and 403,926 shares, respectively)           2,127,609             5,517,592
  Net asset value of shares issued from
    reinvestment of distributions
    (84,041 and 7,844 shares,
    respectively)                               1,090,132               109,284
  Cost of shares repurchased (142,018
    and 337,764 shares, respectively)          (2,045,120)           (4,917,052)
                                          -------------------   -------------------
Total                                           1,172,621               709,824
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (159,888
    and 291,421 shares, respectively)           2,538,940             4,064,517
  Net asset value of shares issued from
    reinvestment of distributions
    (22,073 and 851 shares,
    respectively)                                 286,061                11,875
  Cost of shares repurchased (62,130 and
    236,289 shares, respectively)                (947,854)           (3,238,210)
                                          -------------------   -------------------
Total                                           1,877,147               838,182
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (10,599
    and 0 shares, respectively)                   169,635                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             169,635                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,538
    and 0 shares, respectively)                   125,992                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                     --                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             125,992                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                                3,345,395             1,548,006
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                    1,045,225             3,026,550
NET ASSETS
  Beginning of period                          11,809,699             8,783,149
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY)                  $12,854,924           $11,809,699
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      19

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                            CLASS X
                                     ---------------------------------------------------
                                                                                FROM
                                           YEAR ENDED SEPTEMBER 30,           INCEPTION
                                                                              3/8/96 TO
                                         1998                  1997            9/30/96
                                        ------              -----------      -----------
Net asset value, beginning of
  period                              $     16.47           $     14.97      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              (0.23)(1)(8)          (0.17)(1)      0.01(1)
  Net realized and unrealized gain
    (loss)                                  (0.58)                 1.84          4.96
                                           ------            -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.81)                 1.67          4.97
                                           ------            -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                     --                 (0.07)           --
  Dividends from net realized gains         (1.85)                (0.10)           --
                                           ------            -----------      -----------
      TOTAL DISTRIBUTIONS                   (1.85)                (0.17)           --
                                           ------            -----------      -----------
Change in net asset value                   (2.66)                 1.50          4.97
                                           ------            -----------      -----------
NET ASSET VALUE, END OF PERIOD        $     13.81            $    16.47       $ 14.97
                                           ------            -----------      -----------
                                           ------            -----------      -----------
Total return(3)                             (4.22)%               11.39%        49.70%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $     8,940            $    9,390       $  7,428

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         2.10%(6)              1.74%(6)      0.90%(4)(6)
  Net investment income (loss)              (1.49)%               (0.97)%        0.27%(4)
Portfolio turnover                            206%               283.60%        72.34%(5)

                                                             CLASS A
                                        -----------------------------------------------
                                                                              FROM
                                            YEAR ENDED SEPTEMBER 30,         INCEPTION
                                                                             3/8/96 TO
                                           1998                1997           9/30/96
                                        -----------         -----------      ----------
Net asset value, beginning of
  period                                $     16.49         $     14.94      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                (0.30)(2)(8)        (0.25)(2)     (0.01)(2)
  Net realized and unrealized gain
    (loss)                                    (0.59)               1.90          4.95
                                        -----------         -----------       ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                            (0.89)               1.65          4.94
                                        -----------         -----------       ----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                       --                  --            --
  Dividends from net realized gains           (1.85)              (0.10)           --
                                        -----------         -----------       ----------
      TOTAL DISTRIBUTIONS                     (1.85)              (0.10)           --
                                        -----------         -----------       ----------
Change in net asset value                     (2.74)               1.55          4.94
                                        -----------         -----------       ----------
NET ASSET VALUE, END OF PERIOD          $     13.75         $     16.49      $  14.94
                                        -----------         -----------       ----------
                                        -----------         -----------       ----------
Total return(3)                               (4.74)%             11.25%        49.30%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $     3,666         $     2,419      $  1,355
Ratio to average net assets of:
  Operating expenses                           2.70%(7)            2.37%(7)      1.55%(4)(7)
  Net investment income (loss)                (1.95)%             (1.60)%       (0.46)%(4)
Portfolio turnover                              206%             283.60%        72.34%(5)

(1) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.27), $(0.33) and $(0.19) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income (loss) is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.31), $(0.55) and $(0.20) for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.77% and 5.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.74%, 4.32% and 9.73% for the years ended September 30, 1998 and 1997 and the period ended September 30, 1996, respectively.
(8)  Computed using average shares outstanding.

20                     See Notes to Financial Statements

Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS B           CLASS C
                                     ------------      -----------
                                         FROM             FROM
                                      INCEPTION         INCEPTION
                                      7/1/98 TO         7/1/98 TO
                                       9/30/98           9/30/98
                                     ------------      -----------
Net asset value, beginning of
  period                              $  17.15         $  17.15
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           (0.09)(1)(8)     (0.09)(2)(8)
  Net realized and unrealized gain
    (loss)                               (3.33)           (3.34)
                                        ------           ------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (3.42)           (3.43)
                                        ------           ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  --               --
  Dividends from net realized gains         --               --
                                        ------           ------
      Total distributions                   --               --
                                        ------           ------
Change in net asset value                (3.42)           (3.43)
                                        ------           ------
NET ASSET VALUE, END OF PERIOD        $  13.73         $  13.72
                                        ------           ------
                                        ------           ------
Total return(3)                         (19.94)%(5)      (20.00)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $145            $103

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.45%(4)(6)      3.45%(4)(7)
  Net investment income (loss)           (2.45)%(4)       (2.44)%(4)
Portfolio turnover                         206%             206%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.69) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.77) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 20.80% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 21.14% for the period ended September 30, 1998.
(8)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      21

PHOENIX-SENECA BOND FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS,
GAIL SENECA, PH.D., AND CHARLES DICKE, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Bond Fund seeks high total return, both current income and capital appreciation. At least 65% of the portfolio will be invested in investment-grade debt issues. During periods of falling interest rates, we may lengthen the average maturity of the portfolio, and conversely, shorten it when rates are rising.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998?

A: For the fiscal year, the Phoenix-Seneca Bond Fund Class X shares returned 9.44% compared with a return of 12.84% for the Lehman Brothers Government/Corporate Index(1) and a return of 11.51% for the Lehman Aggregate Bond Index(2). Since their inception July 1, 1998, Class A shares returned 0.53%, and both Class B shares and Class C shares earned 0.28% compared with a return of 4.95% for the Lehman Brothers Government/Corporate Index and a return of 4.16% for the Lehman Aggregate Bond Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.
  The benchmark for the Fund was changed from the Lehman Brothers Government/Corporate Index to the Lehman Aggregate Bond Index in the second half of fiscal 1998 because it best reflects the broad range of securities that the portfolio can invest in.

Q: HOW DID MARKET EVENTS AFFECT THE FUND?

A: During 1998, the world financial markets have been experiencing a global "flight to quality." The yields on Treasuries declined to new lows as the global financial crisis intensified. U.S. Treasuries were the only true beneficiaries of this trend. By quarter-end, 30-year Treasury bonds yielded just 4.98%.
    Risk aversion, after Russia's debt moratorium, drove the bond market. Amidst the turmoil, investors flocked to the most highly liquid and "lowest risk" investments available. To salvage value after the losses in Russia were realized, investors sold other emerging-markets debt, and then moved on to U.S. corporate bonds, mortgage-backed issues, and even all but the most liquid Treasury issues. By quarter-end, the "risk premium," or "spread," of all bond sectors versus Treasuries had risen dramatically, with Treasuries outperforming all other bond market sectors.
    Seneca's fixed-income strategy underperformed the market indices in the third quarter due to our exposure to both corporates and mortgages. There has been no deterioration in the fundamentals of our portfolio. We remain confident of the Fund's long-term prospects and income security.

(1)THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF THE PERFORMANCE OF THE GOVERNMENT AND CORPORATE BOND MARKET SECTORS. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.
(2)THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT WILL BE YOUR STRATEGY GOING FORWARD?

A: Seneca will continue to focus on the income component of return and resist the "herd mentality" of the flight to U.S. Treasuries. Corporates and mortgages now provide a large income advantage to Treasuries and, in our view, secure long-term income streams. Although the current market volatility will continue for some time, we are confident that we will survive the turmoil in good form.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET FOR THE NEXT SIX MONTHS?

A: Risk aversion and fear continue to drive the bond markets. Amidst the gloom, we detect some reason for optimism. Almost weekly, central banks around the world are lowering interest rates; the hedge fund deleveraging process is well under way; and the U.S. Federal Reserve properly recognizes its role as a lender of last resort in case of financial crisis. Though the global economy will not rebound quickly, prudent action by the monetary authorities can repair investor sentiment and restore more reasoned risk assessment among market makers and investors.

                                                                OCTOBER 14, 1998

Phoenix-Seneca Bond Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
          AVERAGE ANNUAL TOTAL RETURNS(1)
               (AS OF 9/30/98)



                                               1 YEAR   SINCE INCEPTION
                                              --------  ---------------
X Shares(2) (INCEPTION: 3/7/96)
  NAV                                           9.44%       9.69%

A Shares(2) (INCEPTION: 7/1/98)
  NAV                                             -         0.53%
  POP                                             -        (4.26)%

B Shares(2) (INCEPTION: 7/1/98)
  CDSC                                            -        (4.66)%
  No CDSC                                         -         0.28%

C Shares(2) (INCEPTION: 7/1/98)
  CDSC                                            -        (0.71)%
  No CDSC                                         -         0.28%

Lehman Aggregate Bond Index                    11.51%       note 3

Lehman Brothers Government/Corporate
 Bond Index                                    12.84%       note 4


          SECTOR WEIGHTINGS (AS A PERCENTAGE OF BOND HOLDINGS)



Corporate                             75%
U.S. Government                        6%
Foreign Corporate                      6%
Asset-Backed                           5%
Non-Agency Mortgage-Backed             4%
Agency Mortgage-Backed                 4%


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(3)The Lehman Aggregate Bond Index is 8.78% for Class X and 4.16% for Class A, B and C, since each class' inception date as noted.
(4) The Lehman Brothers Government/Corporate Bond Index is 9.21% for Class X and 4.95% for Class A, B and C, since each class' inception date as noted. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                       Phoenix-Seneca             Lehman Brothers              Lehman
                        Bond Class X            Government/Corporate          Aggregate
                          at NAV(5)                 Bond Index(6)            Bond Index(7)
                   -----------------------    ------------------------   -------------------

3/7/96                    $10,000                      $10,000                  $10,000
9/30/96                   $10,413                      $10,139                  $10,146
9/30/97                   $11,586                      $11,111                  $11,132
9/30/98                   $12,679                      $12,538                  $12,413


(5) THIS CHART ILLUSTRATES NAV RETURNS ON CLASS X SHARES SINCE INCEPTION. RETURNS ON CLASS A, B AND C SHARES WILL VARY DUE TO DIFFERING SALES CHARGES.
(6) THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX OF ALL GOVERNMENT AND CORPORATE BONDS THAT ARE INVESTMENT GRADE WITH AT LEAST ONE YEAR TO MATURITY AND INCLUDES REINVESTED INTEREST.
(7) THE LEHMAN AGGREGATE BOND INDEX IS AN UNMANAGED INDEX CONSIDERED TO BE REPRESENTATIVE OF THE BOND MARKET AND INCLUDES REINVESTED INTEREST.

Phoenix-Seneca Bond Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   TEN LARGEST FIXED INCOME HOLDINGS AT SEPTEMBER 30, 1998
         (AS A PERCENTAGE OF FIXED INCOME HOLDINGS)

1.  U.S. Government Securities                                     5.7%
    U.S. TREASURY BOND AND NOTES

2.  Olympic Automobile Receivables Trust                           4.0%
    ASSET-BACKED SECURITY

3.  DLJ Commercial Mortgage Corp.                                  4.0%
    NON-AGENCY MORTGAGE-BACKED SECURITY

4.  Wal-Mart Stores, Inc.                                          3.6%
    CORPORATE BOND

5.  Waste Management, Inc.                                         3.0%
    CORPORATE BOND

6.  Freddie Mac 7%, 7/15/23                                        3.0%
    AGENCY MORTGAGE-BACKED SECURITY

7.  Bally's Park Place, Inc.                                       3.0%
    CORPORATE BOND

8.  Wells Fargo Capital 1                                          2.9%
    CORPORATE BOND

9.  Rental Service Corp.                                           2.8%
    CORPORATE BOND

10. Corporate Express, Inc.                                        2.6%
    CORPORATE BOND



                       INVESTMENTS AT SEPTEMBER 30, 1998

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
U.S. GOVERNMENT SECURITIES--5.7%
U.S. TREASURY BONDS--4.7%
  U.S. Treasury Bonds 6.125%,
   11/15/27........................  Aaa          $    1,125    $ 1,296,914
                                                                -----------
U.S. TREASURY NOTES--1.0%
  U.S. Treasury Notes 5.625%,
   5/15/08.........................  Aaa                 250        273,516
                                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $1,475,710)...............................     1,570,430
                                                                -----------
AGENCY MORTGAGE-BACKED SECURITIES--4.0%
  Fannie Mae Series 90-4, G 8.75%,
   5/25/17.........................  Aaa                  43         44,062
  Fannie Mae Series 89-80, E 9%,
   9/25/18.........................  Aaa                  27         27,353
  Fannie Mae Strip, I.O., Series
   93-179, S 2.813%, 10/25/23......  Aaa                 468          9,645
  Freddie Mac Series 1142, H 7.95%,
   12/15/20........................  Aaa                 215        217,652
  Freddie Mac Series 1032, E 8.75%,
   12/15/20........................  Aaa                  19         19,582
  Freddie Mac Series 1562, Z 7%,
   7/15/23.........................  Aaa                 717        763,768

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  GNMA 7%, 2/15/26.................  Aaa          $       19    $    19,962
                                                                -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,081,668)...............................     1,102,024
                                                                -----------
ASSET-BACKED SECURITIES--4.6%
  Citibank Credit Card Master Trust
   1 93-2, A 5.95%, 10/7/04........  Aaa                  40         41,494
  Lehman ABS Corp. 94-C2, A 144A
   8.145%,
   11/2/07 (b).....................  BBB+(d)              77         76,809
  Olympic Automobile Receivables
   Trust 96-B, CTFS 6.90%,
   2/15/04.........................  Aaa                 120        121,821
  Olympic Automobile Receivables
   Trust 96-D, A5 6.25%,
   11/15/04........................  Aaa               1,000      1,028,405
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $1,238,139)...............................     1,268,529
                                                                -----------
CORPORATE BONDS--69.5%
AIR FREIGHT--1.9%
  Federal Express Corp. Series
   98-1A 6.72%, 1/15/22............  Aa                  500        532,500
                                                                -----------

                       See Notes to Financial Statements                      25

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
AIRLINES--2.1%
  Alaska Airlines, Inc. Series A
   9.50%, 4/12/10..................  Baa          $      118    $   136,601
  Delta Air Lines, Inc. Series B2
   10.06%, 1/2/16..................  Baa                  65         84,854
  United Air Lines, Inc. Series
   91-B 10.11%, 2/19/06............  Baa                  20         23,467
  United Air Lines, Inc. Series
   91-E 9.76%, 5/27/06.............  Baa                  90        106,483
  United Air Lines, Inc. Series
   95-A1 9.02%, 4/19/12............  Baa                 185        220,626
                                                                -----------
                                                                    572,031
                                                                -----------
BANKS (MAJOR REGIONAL)--3.9%
  First Republic Bancorp 7.75%,
   9/15/12.........................  BB+(d)              300        315,690
  Wells Fargo Capital I 7.96%,
   12/15/26........................  A                   700        743,428
                                                                -----------
                                                                  1,059,118
                                                                -----------
BANKS (MONEY CENTER)--1.5%
  BankAmerica Corp. Institutional
   Series A 144A 8.07%,
   12/31/26 (b)....................  Aa                  400        416,000
                                                                -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--5.2%
  Capstar Broadcasting Corp. 9.25%,
   7/1/07..........................  B                   600        609,000
  Chancellor Media Corp. 9.375%,
   10/1/04.........................  Ba                   75         78,375
  Chancellor Media Corp. Series B
   8.75%, 6/15/07..................  Ba                  100         99,500
  Chancellor Media Corp. 144A 9%,
   10/1/08 (b).....................  Ba                  250        253,125
  Jacor Communications, Inc.
   10.125%, 6/15/06................  B                   100        109,500
  SFX Broadcasting Corp. Series B
   10.75%, 5/15/06.................  B                    56         61,600

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--CONTINUED
  Turner Broadcasting System, Inc.
   8.40%, 2/1/24...................  Baa          $      200    $   219,832
                                                                -----------
                                                                  1,430,932
                                                                -----------
COMMUNICATIONS EQUIPMENT--2.4%
  Adelphia Communications Corp.
   144A 8.125%, 7/15/03 (b)........  NR                  600        603,000
  Orion Network Systems, Inc. 0%,
   1/15/07 (c).....................  B                    90         59,850
                                                                -----------
                                                                    662,850
                                                                -----------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Container Corporation of America
   Series A 11.25%, 5/1/04.........  B                    40         42,200
                                                                -----------
ENTERTAINMENT--2.3%
  AMC Entertainment, Inc. 9.50%,
   3/15/09.........................  B                   100         94,500
  Clearview Cinema Group, Inc. 144A
   10.875%, 6/1/08 (b).............  B                   300        318,750
  Loews Cineplex Entertainment
   Corp. 144A 8.875%, 8/1/08 (b)...  B                    50         49,625
  Time Warner, Inc. 9.125%,
   1/15/13.........................  Baa                  65         82,867
  United Artists Theatre Circuit,
   Inc. Series 95-A 9.30%,
   7/1/15..........................  B                    95         90,411
                                                                -----------
                                                                    636,153
                                                                -----------
FINANCIAL (DIVERSIFIED)--3.2%
  Countrywide Capital I 8%,
   12/15/26........................  A                   200        201,757
  Countrywide Funding Corp. Series
   C 5.38%, 4/22/99 (c)............  A                    30         29,979
  Dollar Financial Group, Inc.
   Series A 10.875%, 11/15/06......  B                    75         72,375

26                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
FINANCIAL (DIVERSIFIED)--CONTINUED
  Socgen Real Estate LLC Series A
   144A 7.64%, 12/29/49 (b)(c).....  A            $      650    $   588,149
                                                                -----------
                                                                    892,260
                                                                -----------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--3.1%
  Bally's Park Place, Inc. 9.25%,
   3/15/04.........................  NR                  725        757,625
  Caesars World, Inc. 8.875%,
   8/15/02.........................  B                    85         86,700
                                                                -----------
                                                                    844,325
                                                                -----------
HEALTH CARE (SPECIALIZED SERVICES)--1.5%
  Universal Health Services, Inc.
   8.75%, 8/15/05..................  Ba                  400        404,000
                                                                -----------
INVESTMENT BANKING/BROKERAGE--2.5%
  Donaldson, Lufkin & Jenrette,
   Inc. 6.11%, 5/15/01.............  A                   350        353,162
  Donaldson, Lufkin & Jenrette,
   Inc. 6.875%, 11/1/05............  A                    50         52,116
  Donaldson, Lufkin & Jenrette,
   Inc. 6.50%, 6/1/08..............  A                   200        202,963
  Lehman Brothers Holdings, Inc.
   8.80%, 3/1/15...................  Baa                  80         86,701
                                                                -----------
                                                                    694,942
                                                                -----------
LEISURE TIME (PRODUCTS)--0.4%
  Royal Caribbean Cruises Ltd.
   7.50%, 10/15/27.................  Baa                 100         99,179
                                                                -----------
LODGING-HOTELS--2.2%
  Hammons (John Q.) Hotels, Inc.
   8.875%, 2/15/04.................  B                   530        518,075
  Hammons (John Q.) Hotels, Inc.
   9.75%, 10/1/05..................  B                   100         99,250
                                                                -----------
                                                                    617,325
                                                                -----------

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
MANUFACTURING (SPECIALIZED)--0.9%
  Hawk Corp. 10.25%, 12/1/03.......  Ba           $       10    $    10,050
  Tokheim Corp. Series B 11.50%,
   8/1/06..........................  B                   200        231,000
                                                                -----------
                                                                    241,050
                                                                -----------
OIL & GAS (DRILLING & EQUIPMENT)--1.9%
  Noble Drilling Corp. 9.125%,
   7/1/06..........................  Baa                  90        101,721
  Trico Marine Services, Inc.
   Series F 8.50%, 8/1/05..........  Ba                  500        425,000
                                                                -----------
                                                                    526,721
                                                                -----------
OIL & GAS (EXPLORATION & PRODUCTION)--2.0%
  El Paso Tenneco RACERS 97-C-1-2
   144A 9.14%, 12/31/01 (b)........  NR                  300        324,300
  Harcor Energy, Inc. Series B
   14.875%, 7/15/02................  A                   200        233,562
                                                                -----------
                                                                    557,862
                                                                -----------
PUBLISHING (NEWSPAPERS)--1.1%
  Garden State Newspapers, Inc.
   Series B 8.75%, 10/1/09.........  B                   325        315,250
                                                                -----------
REITS--5.1%
  ERP Operating L.P. 7.57%,
   8/15/26.........................  A                   170        183,769
  Evans Withycombe Residential,
   Inc. 7.50%, 4/15/04.............  A                   100        107,337
  First Industrial, L.P. 7.15%,
   5/15/27.........................  Baa                 500        509,150
  Property Trust of America 6.875%,
   2/15/08.........................  Baa                   5          5,192
  Security Capital Pacific Trust
   7.375%, 10/15/06................  Baa                 100        108,127
  Security Capital Pacific Trust
   7.90%, 2/15/16..................  Baa                 200        203,200
  Washington Real Estate Investment
   Trust 7.125%, 8/13/03...........  Baa                 110        114,862

                       See Notes to Financial Statements                      27

Phoenix-Seneca Bond Fund

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
REITS--CONTINUED
  Weingarten Realty Investors
   Series A 6.88%, 6/25/27.........  A            $      150    $   160,766
                                                                -----------
                                                                  1,392,403
                                                                -----------
RESTAURANTS--0.2%
  Foodmaker, Inc. Series B 9.75%,
   11/1/03.........................  BB-(d)               50         50,875
                                                                -----------
RETAIL (DRUG STORES)--0.4%
  Duane Reade, Inc. 9.25%,
   2/15/08.........................  B                   100         97,500
                                                                -----------
RETAIL (FOOD CHAINS)--2.2%
  Kroger Co. 6%, 7/1/00............  Baa                 500        505,610
  Smith's Food & Drug Centers, Inc.
   Series 94-A2 8.64%, 7/2/12......  BB+(d)              100        100,000
                                                                -----------
                                                                    605,610
                                                                -----------
RETAIL (GENERAL MERCHANDISE)--5.2%
  K Mart Funding Corp. Series F
   8.80%, 7/1/10...................  Ba                  500        498,784
  Wal-Mart Stores, Inc. Series A-2
   8.85%, 1/2/15...................  Aa                  750        919,451
                                                                -----------
                                                                  1,418,235
                                                                -----------
SERVICES (COMMERCIAL & CONSUMER)--12.6%
  Coinmach Laundry Corp. Series D
   11.75%, 11/15/05................  B                   505        532,775
  Corporate Express, Inc. 144A
   9.625%, 6/1/08 (b)..............  B                   700        668,500
  Loomis Fargo & Co. 10%,
   1/15/04.........................  B                   300        288,000
  Protection One, Inc. 144A 7.375%,
   8/15/05 (b).....................  Ba                  500        506,250
  Rental Service Corp. 9%,
   5/15/08.........................  B                   750        708,750
  United Rentals, Inc. 144A 9.50%,
   6/1/08 (b)......................  B                   250        250,625
  United Rentals, Inc. 144A 8.80%,
   8/15/08 (b).....................  B                   500        470,000
  Williams Scotsman, Inc. 9.875%,
   6/1/07..........................  B                    50         49,875
                                                                -----------
                                                                  3,474,775
                                                                -----------
TELECOMMUNICATIONS (LONG DISTANCE)--2.7%
  MCI WorldCom, Inc. 9.375%,
   1/15/04.........................  Baa                 285        333,587

                                      MOODY'S
                                        BOND          PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
TELECOMMUNICATIONS (LONG DISTANCE)--CONTINUED
  MCI WorldCom, Inc. 6.40%,
   8/15/05.........................  Baa          $      400    $   420,330
                                                                -----------
                                                                    753,917
                                                                -----------
WASTE MANAGEMENT--2.8%
  USA Waste Services, Inc. 6.125%,
   7/15/01.........................  Baa                 750        767,269
                                                                -----------
TOTAL CORPORATE BONDS
  (Identified cost $19,056,169)..............................    19,105,282
                                                                -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--3.8%
  DLJ Commercial Mortgage Corp.
   98-CG1, A1A 6.11%, 12/10/07.....  AAA(d)              986      1,010,334
  G.E. Capital Mortgage Services,
   Inc. 94-21, B1 6.50% 8/25/09....  A                    32         32,994
                                                                -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,013,915)...............................     1,043,328
                                                                -----------
FOREIGN GOVERNMENT SECURITIES--0.1%
BRAZIL--0.1%
  Republic of Brazil - IDU Series A
   6.75%, 1/1/01 (c)...............  B                    18         15,729
                                                                -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $17,584)..................................        15,729
                                                                -----------
FOREIGN CORPORATE BONDS--5.3%
CANADA--2.0%
  Rogers CableSystems Ltd. Series B
   10%, 3/15/05....................  Ba                  500        548,750
                                                                -----------
JAPAN--0.6%
  SB Treasury Co. LLC 144A 9.40%,
   12/29/49 (b)(c).................  Baa                 200        168,298
                                                                -----------
UNITED KINGDOM--2.7%
  Abbey National PLC 7.35%,
   10/29/49 (c)....................  Aa                  100        101,080
  Credit Suisse Group 144A 7.90%,
   5/29/49 (b)(c)..................  A                   350        368,180
  Terra Nova (U.K.) Holdings 7.20%,
   8/15/07.........................  Baa                 250        263,340
                                                                -----------
                                                                    732,600
                                                                -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $1,482,872)...............................     1,449,648
                                                                -----------

28                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                                                  SHARES         VALUE
                                                -----------   -----------
CONVERTIBLE PREFERRED STOCKS--3.8%
COMPUTERS (SOFTWARE & SERVICES)--3.2%
  Microsoft Corp. Series A Cv. Pfd.
   $2.196..........................                  9,250    $   891,469
                                                              -----------
REITS--0.3%
  Equity Office Properties Trust
   Series B Cv. Pfd. 144A 5.25%
   (b).............................                  2,000         83,750
                                                              -----------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  United Rentals, Inc. Cv. Pfd.
   144A 6.50% (b)..................                  2,000         71,500
                                                              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,030,000).............................     1,046,719
                                                              -----------
COMMON STOCKS--0.7%
OIL (DOMESTIC INTEGRATED)--0.7%
  Kinder Morgan Energy Partners,
   L.P.............................                  5,300        175,563
                                                              -----------
TOTAL COMMON STOCKS
  (Identified cost $195,107)...............................       175,563
                                                              -----------
TOTAL LONG-TERM INVESTMENTS--97.5%
  (Identified cost $26,591,164)............................    26,777,252
                                                              -----------

                                      STANDARD
                                      & POOR'S        PAR
                                       RATING        VALUE
                                     (Unaudited)     (000)         VALUE
                                     ----------   -----------   -----------
SHORT-TERM OBLIGATIONS--0.7%
FEDERAL AGENCY SECURITIES--0.7%
  FHLB 4.95%, 10/1/98..............  A-1+         $      200    $   200,000
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $200,000).................................       200,000
                                                                -----------

TOTAL INVESTMENTS--98.2%
  (Identified cost $26,791,164)..............................    26,977,252(a)
  Cash and receivables, less liabilities--1.8%...............       498,252
                                                                -----------
NET ASSETS--100.0%...........................................   $27,475,504
                                                                -----------
                                                                -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $637,697 and gross depreciation of $451,664 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $26,791,219.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, these securities amounted to a value of $5,216,861 or 19% of net assets.
(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(d)  As rated by Standard & Poor's, Fitch or Duff & Phelps.

                       See Notes to Financial Statements                      29

Phoenix-Seneca Bond Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $26,791,164)                               $  26,977,252
Cash                                                                 49,259
Receivables
  Interest and dividends                                            446,678
  Fund shares sold                                                   33,893
Deferred organization expenses                                       24,185
Prepaid expenses                                                      1,679
                                                              -------------
    Total assets                                                 27,532,946
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                               195
  Dividend distributions                                              3,875
  Transfer agent fee                                                 13,888
  Investment advisory fee                                             9,007
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
  Distribution fee                                                    1,003
Accrued expenses                                                     21,221
                                                              -------------
    Total liabilities                                                57,442
                                                              -------------
NET ASSETS                                                    $  27,475,504
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  27,072,307
Undistributed net investment loss                                   (11,789)
Accumulated net realized gain                                       228,898
Net unrealized appreciation                                         186,088
                                                              -------------
NET ASSETS                                                    $  27,475,504
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $26,454,797)                2,476,817
Net asset value and offering price per share                         $10.68

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $348,268)                      32,617
Net asset value per share                                            $10.68
Offering price per share $10.68/(1-4.75%)                            $11.21

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $233,533)                      21,880
Net asset value and offering price per share                         $10.67

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $438,906)                      41,134
Net asset value and offering price per share                         $10.67

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Interest                                                      $  1,028,979
Dividends                                                           17,558
                                                              ------------
    Total investment income                                      1,046,537
                                                              ------------
EXPENSES
Investment advisory fee                                             69,747
Distribution fee--Class A                                              154
Distribution fee--Class B                                              341
Distribution fee--Class C                                              507
Administration fee                                                  50,146
Custody and accounting                                              35,950
Transfer agent                                                      27,367
Registration                                                        19,085
Trustees                                                            17,549
Amortization of deferred organization expenses                       9,674
Professional                                                         6,708
Printing                                                             2,400
Miscellaneous                                                        3,331
                                                              ------------
    Total expenses                                                 242,959
    Less expenses borne by investment adviser                      (12,142)
                                                              ------------
    Net expenses                                                   230,817
                                                              ------------
NET INVESTMENT INCOME                                              815,720
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    272,954
Net change in unrealized appreciation (depreciation) on
  investments                                                      (52,850)
                                                              ------------
NET GAIN ON INVESTMENTS                                            220,104
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  1,035,824
                                                              ------------
                                                              ------------

30                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED            YEAR ENDED
                                          SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income                       $   815,720            $  429,374
  Net realized gain                               272,954               111,291
  Net change in unrealized appreciation
    (depreciation)                                (52,850)              189,346
                                          -------------------   -------------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  1,035,824               730,011
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                 (816,277)             (462,401)
  Net investment income--Class A                   (4,720)               (2,145)
  Net investment income--Class B                   (2,101)                   --
  Net investment income--Class C                   (3,926)                   --
  Net realized gains--Class X                    (157,929)              (13,922)
  Net realized gains--Class A                          --                  (672)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                (984,953)             (479,140)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares
    (1,869,631 and 496,127 shares,
    respectively)                              20,104,967             5,079,683
  Net asset value of shares merged from
    Class A (0 and 23,704 shares,
    respectively)                                      --               250,425
  Net asset value of shares issued from
    reinvestment of distributions
    (89,132 and 45,088 shares,
    respectively)                                 952,261               460,532
  Cost of shares repurchased (334,511
    and 101,560 shares, respectively)          (3,582,416)           (1,048,447)
                                          -------------------   -------------------
Total                                          17,474,812             4,742,193
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (48,090
    and 7,990 shares, respectively)               515,460                82,034
  Net asset value of shares issued from
    reinvestment of distributions
    (388 and 140 shares, respectively)              4,147                 1,437
  Net asset value of shares merged with
    Class X (0 and 24,954 shares,
    respectively)                                      --              (250,425)
  Cost of shares repurchased (15,861 and
    2,595 shares, respectively)                  (168,344)              (26,543)
                                          -------------------   -------------------
Total                                             351,263              (193,497)
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (23,658
    and 0 shares, respectively)                   253,821                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (135 and 0 shares, respectively)                1,443                    --
  Cost of shares repurchased (1,913 and
    0 shares, respectively)                       (20,509)                   --
                                          -------------------   -------------------
Total                                             234,755                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (40,951
    and 0 shares, respectively)                   439,691                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (183 and 0 shares, respectively)                1,951                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             441,642                    --
                                          -------------------   -------------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                               18,502,472             4,548,696
                                          -------------------   -------------------
  NET INCREASE IN NET ASSETS                   18,553,343             4,799,567
NET ASSETS
  Beginning of period                           8,922,161             4,122,594
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $(11,789) AND $4,453, RESPECTIVELY)       $27,475,504            $8,922,161
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      31

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                        CLASS X
                                     ----------------------------------------------
                                                                           FROM
                                       YEAR ENDED SEPTEMBER 30,          INCEPTION
                                                                         3/7/96 TO
                                         1998             1997            9/30/96
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                                   $10.47      $     10.09      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.56             0.62(1)       0.31(1)
  Net realized and unrealized gain
    (loss)                                   0.40             0.47          0.08
                                     ------------      -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.96             1.09          0.39
                                     ------------      -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  (0.57)           (0.69)        (0.30)
  Dividends from net realized gains         (0.18)           (0.02)           --
                                     ------------      -----------      -----------
      TOTAL DISTRIBUTIONS                   (0.75)           (0.71)        (0.30)
                                     ------------      -----------      -----------
Change in net asset value                    0.21             0.38          0.09
                                     ------------      -----------      -----------
NET ASSET VALUE, END OF PERIOD             $10.68      $     10.47      $  10.09
                                     ------------      -----------      -----------
                                     ------------      -----------      -----------
Total return(2)                              9.44%           11.26%         4.02%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $    26,455      $     8,922      $  3,927
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.66%            1.53%(5)      0.56%(3)(5)
  Net investment income (loss)               5.92%            6.31%         7.54%(3)
Portfolio turnover                            112%           99.68%        52.82%(4)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.47 and $(0.05) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(3)  Annualized.
(4)  Not annualized.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.41% and 9.31% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

32                     See Notes to Financial Statements

Phoenix-Seneca Bond Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS A           CLASS B          CLASS C
                                     ------------      -----------      -----------
                                         FROM             FROM             FROM
                                      INCEPTION         INCEPTION        INCEPTION
                                      7/1/98 TO         7/1/98 TO        7/1/98 TO
                                       9/30/98           9/30/98          9/30/98
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                              $  10.79          $  10.79         $  10.79
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.13(1)(10)       0.11(2)(10)      0.10(3)(10)
  Net realized and unrealized gain
    (loss)                               (0.07)            (0.08)           (0.07)
                                        ------            ------           ------
      Total from investment
        operations                        0.06              0.03             0.03
                                        ------            ------           ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (0.17)            (0.15)           (0.15)
  Dividends from net realized gains         --                --               --
                                        ------            ------           ------
      TOTAL DISTRIBUTIONS                (0.17)            (0.15)           (0.15)
                                        ------            ------           ------
Change in net asset value                (0.11)            (0.12)           (0.12)
                                        ------            ------           ------
NET ASSET VALUE, END OF PERIOD        $  10.68          $  10.67         $  10.67
                                        ------            ------           ------
                                        ------            ------           ------
Total return(4)                           0.53%(6)          0.28%(6)         0.28%(6)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $348              $234             $439
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.45%(5)(7)       3.20%(5)(8)      3.20%(5)(9)
  Net investment income (loss)            5.17%(5)          4.42%(5)         4.27%(5)
Portfolio turnover                         112%              112%             112%

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.03) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.21) for the period ended September 30, 1998.
(3) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.08) for the period ended September 30, 1998.
(4) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(5)  Annualized.
(6)  Not annualized.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 8.99% for the period ended September 30, 1998.
(8) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 15.79% for the period ended September 30, 1998.
(9) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 11.22% for the period ended September 30, 1998.
(10) Computed using average shares outstanding.

                       See Notes to Financial Statements                      33

Phoenix-Seneca Real Estate Securities Fund

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS,
GAIL SENECA, PH.D. AND DAVID SHAPIRO, J.D.

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Seneca Real Estate Securities Fund seeks high total return, both current income and capital appreciation, through investments in Real Estate Investment Trusts (REITs) and real estate-related securities. Investors should note that real estate investing involves certain risks, such as refinancing, economic impact on the industry, changes in property values, dependency on management skills, and risks similar to those of small-company investing.

Q: HOW DID THE PORTFOLIO PERFORM FOR THE FISCAL YEAR?

A: For the fiscal year, the Phoenix-Seneca Real Estate Securities Fund Class X shares returned (18.33)%, and Class A shares returned (19.52)% compared with a (14.31)% return for the Wilshire REIT Index.(1) Since their inception on July 1, 1998, Class B shares and Class C shares both returned (11.97)% compared with (10.64)% for the Wilshire REIT Index. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: General uncertainty in the REIT market coupled with the elimination of the "paired share"(2) status for certain REITs created a cloud over the sector for the majority of this reporting period. Additionally, the easy availability of credit to the private real estate market created strong upward pressure on prices that many felt could not be sustained.

Q: WERE ANY HOLDINGS PARTICULARLY DISAPPOINTING?

A: Yes, the hotel sector was particularly disappointing, declining approximately 50% from their highest levels. Fundamentally, full-service hotels continue to report positive growth in revenue per available room. Dividend yields are double-digit (10-12%) with good coverage to the dividends. Full-service hotel companies are selling at a substantial discount to their net asset value as well as to replacement cost and private market valuations.

Q: HAVE ANY SIGNIFICANT CHANGES BEEN MADE?

A: The portfolio is constantly being adjusted by paring the weakest performers and replacing them with stronger performers. Since access to capital is likely to be an issue for the foreseeable future, companies with strong balance sheets and innovative management will be favored.

Q: WHAT IS YOUR OUTLOOK FOR THE FUND?

A: Our outlook for the fund is one of cautious optimism. REIT yields are at an all-time high relative to the 10-year Treasury bond, and underlying fundamentals are strong, with limited new construction in most markets. We believe REITs continue to be sound investments.

                                                                OCTOBER 14, 1998

(1)THE WILSHIRE REIT INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN PERFORMANCE OF PUBLICLY TRADED REAL ESTATE EQUITY. THE INDEX IS COMPRISED OF COMPANIES WHOSE CHARTER IS THE EQUITY OWNERSHIP AND OPERATION OF COMMERCIAL REAL ESTATE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND IS CALCULATED MONTHLY RATHER THAN DAILY.
(2)"PAIRED SHARE" REFERS TO CERTAIN REITS' ABILITY TO GENERATE REVENUE FROM BOTH MANAGEMENT FEES AND RENTAL INCOME.

Phoenix-Seneca Real Estate Securities Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                                        AVERAGE ANNUAL TOTAL RETURNS(1)
                                              (AS OF 9/30/98)

                                                 1 YEAR       SINCE INCEPTION
                                             -------------    ---------------

X Shares(2) (INCEPTION: 3/12/96)
  NAV                                            (18.33)%          8.98%

A Shares(2) (INCEPTION: 3/12/96)
  NAV                                            (19.52)%          7.85%
  POP                                            (23.33)%          5.81%

B Shares(2) (INCEPTION: 7/1/98)
  CDSC                                                -          (16.35)%
  No CDSC                                             -          (11.97)%

C Shares(2) (INCEPTION: 7/1/98)
  No CDSC                                             -          (12.85)%
  CDSC                                                -          (11.97)%

Wilshire REIT
  Index                                          (14.31)%         note 3



                          SECTOR WEIGHTINGS (AS A PERCENTAGE OF REIT HOLDINGS)

Commercial                    33%
Residential                   26%
Hotels                        14%
Diversified                   12%
Retail                        11%
Net Lease                      4%

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. "NAV" (Net Asset Value) total returns do not include the effect of any sales charge. A contingent deferred sales charge (CDSC) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(3) The Wilshire REIT Index performance is 12.87% for Class X and A for the period 3/31/96 to 9/30/98 and (10.64)% for Class B and C for the period 6/30/98 to 9/30/98.
All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


                                       Phoenix-Seneca      Phoenix-Seneca
                                       Real Estate         Real Estate Fund Class A       Wilshire
                                       Class X at NAV(4)   with 4.75% sales charge(4)     REIT Index(5)
                                      ------------------  --------------------------    ---------------
3/12/96                                  $10,000                 $9,524                    $10,000
9/30/96                                  $11,261                $10,667                    $11,111
9/30/97                                  $15,252                $14,352                    $15,800
9/30/98                                  $12,456                $11,550                    $13,538


(4) THIS CHART ILLUSTRATES NAV RETURNS ON CLASS X SHARES AND POP RETURNS ON CLASS A SHARES SINCE INCEPTION. RETURNS ON CLASS B AND CLASS C SHARES WILL VARY DUE TO DIFFERING SALES CHARGES.
(5) THE WILSHIRE REIT INDEX IS AN UNMANAGED INDEX OF COMPANIES WHOSE CHARTER IS THE EQUITY OWNERSHIP AND OPERATION OF COMMERCIAL REAL ESTATE
AND INCLUDES REINVESTED DIVIDENDS.

Phoenix-Seneca Real Estate Securities Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 1998 (AS A PERCENTAGE OF REIT HOLDINGS)

1.   Equity Residential Properties Trust                            5.7%
     APARTMENT REIT
2.   Archstone Communities Trust                                    5.3%
     APARTMENT REIT
3.   Equity Office Properties Trust                                 4.8%
     OFFICE/INDUSTRIAL REIT
4.   Essex Property Trust, Inc.                                     4.7%
     APARTMENT REIT
5.   Urban Shopping Centers, Inc.                                   4.7%
     REGIONAL MAIL REIT
6.   Spieker Properties, Inc.                                       4.3%
     OFFICE/INDUSTRIAL REIT
7.   Mack-Cali Realty Corp.                                         4.3%
     OFFICE/INDUSTRIAL REIT
8.   Crescent Real Estate Equities Co.                              4.0%
     DIVERSIFIED REIT
9.   FelCor Lodging Trust, Inc.                                     4.0%
     HOTEL REIT
10.  Pacific Gulf Properties, Inc.                                  3.7%
     DIVERSIFIED REIT

                       INVESTMENTS AT SEPTEMBER 30, 1998

                                                           SHARES      VALUE
                                                          --------  ------------
COMMON STOCKS--93.5%
REAL ESTATE INVESTMENT TRUSTS--92.4%
COMMERCIAL--29.5%
FINANCE-MORTGAGE REIT--4.1%
  Capital Trust Class A (b).............................   40,000   $    260,000
  Northstar Financial Corp. (c).........................   35,000        700,000
                                                                    ------------
                                                                         960,000
                                                                    ------------
OFFICE/INDUSTRIAL--25.4%
  Bedford Property Investors, Inc.......................   37,100        667,800
  Boston Properties, Inc................................    6,500        185,250
  Cornerstone Properties, Inc...........................   41,500        627,687
  Equity Office Properties Trust........................   45,100      1,104,950
  First Industrial Realty Trust, Inc....................   24,500        624,750
  Mack-Cali Realty Corp.................................   32,800        984,000
  Prentiss Properties Trust.............................   30,400        725,800
  Spieker Properties, Inc...............................   27,000        992,250
                                                                    ------------
                                                                       5,912,487
                                                                    ------------
TOTAL COMMERCIAL..................................................     6,872,487
                                                                    ------------
DIVERSIFIED--9.3%
  Crescent Real Estate Equities Co......................   36,000        909,000
  Entertainment Properties Trust........................   12,000        222,000
  Liberty Property Trust................................    8,050        191,691
  Pacific Gulf Properties, Inc..........................   42,050        846,256
                                                                    ------------
                                                                       2,168,947
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------
HOTELS--13.6%
  FelCor Lodging Trust, Inc.............................   37,275   $    906,248
  Meristar Hospitality Corp.............................   27,374        467,069
  Patriot American Hospitality, Inc.....................   54,539        695,372
  Starwood Hotel & Resorts combined certificate.........   16,000        488,000
  Sunstone Hotel Investors, Inc.........................   67,500        611,719
                                                                    ------------
                                                                       3,168,408
                                                                    ------------
NET LEASE--3.6%
  TriNet Corporate Realty Trust, Inc....................   25,500        831,938
                                                                    ------------
RESIDENTIAL--25.4%
APARTMENTS--19.8%
  Archstone Communities Trust...........................   59,996      1,222,419
  Avalon Bay Communities, Inc...........................   15,750        536,484
  Berkshire Realty Company, Inc.........................   43,500        454,031
  Equity Residential Properties Trust...................   31,200      1,316,250
  Essex Property Trust, Inc.............................   35,000      1,085,000
                                                                    ------------
                                                                       4,614,184
                                                                    ------------
MANUFACTURED HOMES--5.6%
  Chateau Communities, Inc..............................   20,700        578,306
  Manufactured Home Communities, Inc....................   28,700        730,056
                                                                    ------------
                                                                       1,308,362
                                                                    ------------
TOTAL RESIDENTIAL.................................................     5,922,546
                                                                    ------------

36                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                                                           SHARES      VALUE
                                                          --------  ------------
RETAIL--11.0%
COMMUNITY/NEIGHBORHOOD--0.8%
  Developers Diversified Realty Corp....................   10,700   $    195,275
                                                                    ------------
REGIONAL MALLS--10.2%
  Macerich Co. (The)....................................   26,500        712,188
  Simon Property Group, Inc.............................   20,415        607,346
  Urban Shopping Centers, Inc...........................   32,500      1,068,438
                                                                    ------------
                                                                       2,387,972
                                                                    ------------
TOTAL RETAIL......................................................     2,583,247
                                                                    ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $24,687,745)...................................    21,547,573
                                                                    ------------
REAL ESTATE OPERATING COMPANIES--1.1%
Real Estate Development--1.1%
  Catellus Development Corp. (b)........................   19,400        252,200
                                                                    ------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $316,589)......................................       252,200
                                                                    ------------
TOTAL COMMON STOCKS
  (Identified cost $25,004,334)...................................    21,799,773
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS--4.8%
REAL ESTATE INVESTMENT TRUSTS--4.8%
COMMERCIAL--2.8%
OFFICE/INDUSTRIAL--2.8%
  Reckson Associates Realty Corp. Series A Cv. Pfd.
   7.625%...............................................   30,000        656,250
                                                                    ------------

                                                           SHARES      VALUE
                                                          --------  ------------

DIVERSIFIED--2.0%
  Glenborough Realty Trust, Inc. Series A Cv. Pfd.
   7.75%................................................   23,050   $    469,644
                                                                    ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $1,297,061)....................................     1,125,894
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,297,061)....................................     1,125,894
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS--98.3%
  (Identified cost $26,301,395).........................              22,925,667
                                                                    ------------

                                                            PAR
                                                           VALUE
                                                           (000)
                                                          --------
SHORT-TERM OBLIGATIONS--1.2%
REPURCHASE AGREEMENT--1.2%
  State Street Bank & Trust Co. repurchase agreement,
   4.75%, dated 9/30/98 due 10/1/98, repurchase price
   $281,437 collateralized by U.S. Treasury Note 7%,
   7/15/06, market value $287,329.......................  $   281        281,400
                                                                    ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $281,400)......................................       281,400
                                                                    ------------

TOTAL INVESTMENTS--99.5%
  (Identified cost $26,582,795)...................................    23,207,067(a)
  Cash and receivables, less liabilities--0.5%....................       122,819
                                                                    ------------
NET ASSETS--100.0%................................................   $23,329,886
                                                                    ------------
                                                                    ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $458,863 and gross depreciation of $3,843,320 for federal income tax purposes. At September 30, 1998, the aggregate cost of securities for federal income tax purposes was $26,591,524.
(b)  Non-income producing.
(c)  Private Placement.

                       See Notes to Financial Statements                      37

Phoenix-Seneca Real Estate Securities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS
Investment securities at value
  (Identified cost $26,582,795)                               $  23,207,067
Cash                                                                     97
Dividends and interest receivable                                   202,370
Deferred organization expenses                                       24,185
Prepaid expenses                                                      4,588
                                                              -------------
    Total assets                                                 23,438,307
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            12,280
  Dividend distributions                                              3,176
  Investment advisory fee                                            32,287
  Transfer agent fee                                                 19,135
  Administration fee                                                  5,753
  Trustees' fee                                                       2,500
  Distribution fee                                                    1,400
Accrued expenses                                                     31,890
                                                              -------------
    Total liabilities                                               108,421
                                                              -------------
NET ASSETS                                                    $  23,329,886
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  26,009,050
Undistributed net investment income                                 169,785
Accumulated net realized gain                                       526,779
Net unrealized depreciation                                      (3,375,728)
                                                              -------------
NET ASSETS                                                    $  23,329,886
                                                              -------------
                                                              -------------
CLASS X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,794,232)                1,962,015
Net asset value and offering price per share                         $11.11
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,357,306)                   123,408
Net asset value per share                                            $11.00
Offering price per share $11.00/(1-4.75%)                            $11.55
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $90,532)                        8,223
Net asset value and offering price per share                         $11.01
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $87,816)                        7,978
Net asset value and offering price per share                         $11.01

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
Dividends                                                     $  1,566,519
Interest                                                            24,509
                                                              ------------
    Total investment income                                      1,591,028
                                                              ------------
EXPENSES
Investment advisory fee                                            242,177
Distribution fee--Class A                                            5,951
Distribution fee--Class B                                              241
Distribution fee--Class C                                              231
Administration fee                                                  55,183
Custody and accounting                                              43,850
Transfer agent                                                      41,787
Registration                                                        21,835
Trustees                                                            17,549
Professional                                                        10,673
Amortization of deferred organization expenses                       9,674
Printing                                                             4,108
Miscellaneous                                                        7,250
                                                              ------------
    Total expenses                                                 460,509
    Less expenses borne by investment adviser                       (8,695)
                                                              ------------
    Net expenses                                                   451,814
                                                              ------------
NET INVESTMENT INCOME                                            1,139,214
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                    551,625
Net change in unrealized appreciation (depreciation) on
  investments                                                   (7,262,351)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (6,710,726)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (5,571,512)
                                                              ------------
                                                              ------------

38                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                              Year Ended            Year Ended
                                          September 30, 1998    September 30, 1997
                                          -------------------   -------------------
FROM OPERATIONS
  Net investment income                       $ 1,139,214           $   440,450
  Net realized gain                               551,625             1,229,877
  Net change in unrealized appreciation
    (depreciation)                             (7,262,351)            3,822,456
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  (5,571,512)            5,492,783
                                          -------------------   -------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class X                 (927,830)             (425,038)
  Net investment income--Class A                  (63,404)              (29,699)
  Net investment income--Class B                     (523)                   --
  Net investment income--Class C                     (508)                   --
  Net realized gains--Class X                  (1,123,456)               (4,331)
  Net realized gains--Class A                    (124,174)                 (194)
  Net realized gains--Class B                          --                    --
  Net realized gains--Class C                          --                    --
                                          -------------------   -------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS              (2,239,895)             (459,262)
                                          -------------------   -------------------
FROM SHARE TRANSACTIONS
CLASS X
  Proceeds from sales of shares (190,605
    and 2,618,177 shares, respectively)         2,502,892            32,751,944
  Net asset value of shares issued from
    reinvestment of distributions
    (153,188 and 31,702 shares,
    respectively)                               2,018,886               424,162
  Cost of shares repurchased (297,712
    and 830,654 shares, respectively)          (3,754,823)          (10,635,920)
                                          -------------------   -------------------
Total                                             766,955            22,540,186
                                          -------------------   -------------------
CLASS A
  Proceeds from sales of shares (31,969
    and 262,586 shares, respectively)             436,921             3,366,423
  Net asset value of shares issued from
    reinvestment of distributions
    (13,501 and 2,082 shares,
    respectively)                                 179,472                27,973
  Cost of shares repurchased (138,471
    and 68,344 shares, respectively)           (1,815,501)             (895,219)
                                          -------------------   -------------------
Total                                          (1,199,108)            2,499,177
                                          -------------------   -------------------
CLASS B
  Proceeds from sales of shares (8,978
    and 0 shares, respectively)                   113,001                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (47 and 0 shares, respectively)                   523                    --
  Cost of shares repurchased (802 and 0
    shares, respectively)                          (9,281)                   --
                                          -------------------   -------------------
Total                                             104,243                    --
                                          -------------------   -------------------
CLASS C
  Proceeds from sales of shares (7,932
    and 0 shares, respectively)                   100,250                    --
  Net asset value of shares issued from
    reinvestment of distributions
    (46 and 0 shares, respectively)                   506                    --
  Cost of shares repurchased (0 and 0
    shares, respectively)                              --                    --
                                          -------------------   -------------------
Total                                             100,756                    --
                                          -------------------   -------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                           (227,154)           25,039,363
                                          -------------------   -------------------
  NET INCREASE (DECREASE) IN NET ASSETS        (8,038,561)           30,072,884
NET ASSETS
  Beginning of period                          31,368,447             1,295,563
                                          -------------------   -------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $169,785 AND $23,407, RESPECTIVELY)       $23,329,886           $31,368,447
                                          -------------------   -------------------
                                          -------------------   -------------------

                       See Notes to Financial Statements                      39

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        CLASS X
                                     ----------------------------------------------
                                                                           FROM
                                       YEAR ENDED SEPTEMBER 30,          INCEPTION
                                                                        3/12/96 TO
                                         1998             1997            9/30/96
                                     ------------      -----------      -----------
Net asset value, beginning of
  period                              $     14.71      $     11.10      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.54             0.13(1)       0.13(1)
  Net realized and unrealized gain
    (loss)                                  (3.10)            3.77          1.10
                                     ------------      -----------      -----------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (2.56)            3.90          1.23
                                     ------------      -----------      -----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                  (0.46)           (0.28)        (0.13)
  Dividends from net realized gains         (0.58)           (0.01)           --
                                     ------------      -----------      -----------
      TOTAL DISTRIBUTIONS                   (1.04)           (0.29)        (0.13)
                                     ------------      -----------      -----------
Change in net asset value                   (3.60)            3.61          1.10
                                     ------------      -----------      -----------
NET ASSET VALUE, END OF PERIOD        $     11.11      $     14.71      $  11.10
                                     ------------      -----------      -----------
                                     ------------      -----------      -----------
Total return(3)                            (18.33)%          35.44%        12.39%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $    21,794      $    28,193      $  1,073

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                         1.47%            1.99%(6)      1.00%(4)(6)
  Net investment income (loss)               4.14%            2.38%         4.39%(4)
Portfolio turnover                             53%           75.68%        30.70%(5)

                                                        CLASS A
                                        ----------------------------------------
                                                                         FROM
                                         YEAR ENDED SEPTEMBER 30,     INCEPTION
                                                                      3/12/96 TO
                                           1998           1997         9/30/96
                                        -----------    -----------    ----------
Net asset value, beginning of
  period                                $     14.68    $     11.08    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 0.35           0.03(2)     0.13(2)
  Net realized and unrealized gain
    (loss)                                    (3.08)          3.78        1.08
                                        -----------    -----------    ----------
      TOTAL FROM INVESTMENT
        OPERATIONS                            (2.73)          3.81        1.21
                                        -----------    -----------    ----------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                                    (0.37)         (0.20)      (0.13)
  Dividends from net realized gains           (0.58)         (0.01)         --
                                        -----------    -----------    ----------
      TOTAL DISTRIBUTIONS                     (0.95)         (0.21)      (0.13)
                                        -----------    -----------    ----------
Change in net asset value                     (3.68)          3.60        1.08
                                        -----------    -----------    ----------
NET ASSET VALUE, END OF PERIOD          $     11.00    $     14.68    $  11.08
                                        -----------    -----------    ----------
                                        -----------    -----------    ----------
Total return(3)                              (19.52)%        34.54%      12.22%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $     1,357    $     3,176    $    222
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           2.76%          2.91%(7)    1.65%(4)(7)
  Net investment income (loss)                 2.45%          1.37%       4.61%(4)
Portfolio turnover                               53%         75.68%      30.70%(5)

(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.13 and $(1.45) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.04) and $(1.96) for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99% and 53.04% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79% and 73.01% for the year ended September 30, 1997 and the period ended September 30, 1996, respectively.

40                     See Notes to Financial Statements

Phoenix-Seneca Real Estate Securities Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                       CLASS B         CLASS C
                                     ------------    -----------
                                         FROM           FROM
                                      INCEPTION       INCEPTION
                                      7/1/98 TO       7/1/98 TO
                                       9/30/98         9/30/98
                                     ------------    -----------
Net asset value, beginning of
  period                              $  12.58       $  12.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.07(1)        0.07(2)
  Net realized and unrealized gain       (1.58)         (1.58)
                                        ------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (1.51)         (1.51)
                                        ------         ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income                               (0.06)         (0.06)
  Dividends from net realized gains         --             --
                                        ------         ------
      TOTAL DISTRIBUTIONS                (0.06)         (0.06)
                                        ------         ------
Change in net asset value                (1.57)         (1.57)
                                        ------         ------
NET ASSET VALUE, END OF PERIOD        $  11.01       $  11.01
                                        ------         ------
                                        ------         ------
Total return(3)                         (11.97)%(5)    (11.97)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                              $91            $88

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      3.80%(4)(6)      3.80%(4)(7)
  Net investment income (loss)            2.50%(4)       2.44%(4)
Portfolio turnover                          53%            53%


(1) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.46) for the period ended September 30, 1998.
(2) Net investment income is after waiver of certain fees and reimbursement of certain expenses by the investment adviser. If the investment adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.48) for the period ended September 30, 1998.
(3) Total return represents total return for the period indicated. The total return would have been lower if certain fees and expenses had not been waived or reimbursed by the investment adviser.
(4)  Annualized.
(5)  Not annualized.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.08% for the period ended September 30, 1998.
(7) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 22.93% for the period ended September 30, 1998.

                       See Notes to Financial Statements                      41

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Trust are divided into four series, each a "Fund" and collectively the "Funds" as follows:
Phoenix-Seneca Growth Fund, Phoenix-Seneca Mid-Cap "EDGE"-SM- Fund, Phoenix-Seneca Bond Fund and Phoenix-Seneca Real Estate Securities Fund (formerly Seneca Growth Fund, Seneca Mid-Cap "EDGE"-SM- Fund, Seneca Bond Fund and Seneca Real Estate Securities Fund, respectively). Each Fund represents an investment in a separate diversified fund with its own investment objectives. Growth Fund seeks to achieve long-term capital appreciation. Mid-Cap "EDGE"-SM-Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations between $500 million and $5 billion. Bond Fund seeks to generate a high level of current income and capital appreciation. Real Estate Securities Fund seeks to emphasize capital appreciation and income equally by investing primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

  Each Fund offers Class X (formerly Seneca Institutional), Class A (formerly Seneca Administrative), Class B and Class C shares. As of December 26, 1996, the Bond Fund Administrative Shares merged with the Institutional Shares. Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C shares bear distribution expenses and have exclusive voting rights with respect to their distribution plans. Investment income and realized and unrealized gains/losses are allocated among the classes on the basis of net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the mean between the most recent high bid and the most recent low asked quotations. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Trust amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, market discount, organization costs, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. ORGANIZATION EXPENSE:

  In 1996, the Trust incurred organizational expenses which are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

F. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

G. EXPENSES:

  Trust expenses not directly attributable to a specific Fund are allocated evenly among all funds. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective July 1, 1998, Phoenix Investment Counsel, Inc, ("PIC" or the "Adviser") serves as investment adviser to the Phoenix-Seneca Funds and Seneca Capital Management LLC ("Seneca" or the "Subadviser") serves as investment subadviser. Prior to July 1, 1998, Seneca served as adviser. All of the outstanding stock of PIC and a majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for services to the Trust, the adviser receives a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                                ADVISER FEE
                                                -----------
Growth Fund...................................        0.70%
Mid-Cap "EDGE"-SM- Fund.......................        0.80%
Bond Fund.....................................        0.50%
Real Estate Securities Fund...................        0.85%

  The Adviser pays the Subadviser a fee equal to one half of the Adviser fee.

  Effective July 1, 1998, Phoenix Equity Planning Corporation ("PEPCO"), a direct subsidiary of PXP, serves as Administrator of the Trust. PEPCO receives a fee for administration services at an annual rate of 0.08% of average daily net assets of each Fund up to $125 million, 0.06% of average daily net assets of $125 million to $250 million and 0.04% of average daily net assets greater than $250 million; a minimum fee may apply. Prior to July 1, 1998, Seneca served as Administrator at the same contractual rates as PEPCO.

  The Adviser and the Administrator voluntarily agreed to waive or reimburse each Fund's operating expenses until

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

September 30, 1998, to the extent that such expenses exceeded the following percentages of average annual net assets:

                      CLASS X      CLASS A      CLASS B      CLASS C
                    -----------  -----------  -----------  -----------
Growth Fund.......        1.25%        1.85%        2.60%        2.60%
Mid-Cap "EDGE"-SM-
Fund..............        2.10%        2.70%        3.45%        3.45%
Bond Fund.........        1.85%        2.45%        3.20%        3.20%
Real Estate
Securities Fund...        2.35%        3.05%        3.80%        3.80%

  Prior to July 1, 1998, the rates which were in effect were 2.55%, 1.95% and 2.35% for Growth Class A, Growth Class X and Real Estate Class X, respectively.

  PEPCO serves as the national distributor of the Trust's shares and has advised the Trust that it retained net selling commissions of $1,566 for Class A shares for the year ended September 30, 1998. There were no deferred sales charges retained by PEPCO for Class B and C shares for the year ended September 30, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and C shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended September 30, 1998, $22,816 was retained by the Distributor, $13,996 was paid out to unaffiliated Participants and $80 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended September 30, 1998, transfer agent fees were $149,731 of which PEPCO retained $306 which is net of fees paid to State Street.

  At September 30, 1998, PHL and affiliates held Phoenix-Seneca Fund shares which aggregated the following:

                                             AGGREGATE
                                             NET ASSET
                                   SHARES      VALUE
                                  ---------  ----------
Growth Fund--Class B............      5,420  $   87,750
Growth Fund--Class C............      5,420      87,696
Mid-Cap "EDGE"-SM- Fund--Class
B...............................      5,865      80,527
Mid-Cap "EDGE"-SM- Fund--Class
C...............................      5,865      80,469
Bond Fund--Class X..............  1,411,819  15,078,222
Bond Fund--Class A..............      9,374     100,113
Bond Fund--Class B..............      9,364      99,918
Bond Fund--Class C..............      9,364      99,918
Real Estate Securities
Fund--Class B...................      7,911      87,104
Real Estate Securities
Fund--Class C...................      7,911      87,104

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended September 30, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                PURCHASES      SALES
                                ----------   ----------
Growth Fund...................  $73,681,537   $69,547,783
Mid-Cap "EDGE"-SM- Fund.......   24,754,164    23,861,861
Bond Fund.....................   23,502,001     6,699,019
Real Estate Securities Fund...   15,199,353    14,760,122

  Purchases and sales of long-term U.S. Government and agency securities during the year ended September 30, 1998, aggregated $10,444,424 and $9,074,353, respectively, for the Bond Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 1998 (Continued)

5. OTHER

  As of September 30, 1998, the Funds had shareholders who each individually owned more than 10% of total net assets, none of whom are affiliated with PHL or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                           NUMBER OF         % OF TOTAL
                          SHAREHOLDERS       NET ASSETS
                          ------------  ---------------------
Growth Fund.............       1                10.3%
Real Estate Securities
Fund....................       2                28.7%

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of September 30, 1998, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                  CAPITAL PAID
                   UNDISTRIBUTED   ACCUMULATED    IN ON SHARES
                   NET INVESTMENT  NET REALIZED   OF BENEFICIAL
                       INCOME      GAIN (LOSS)      INTEREST
                   --------------  ------------  ---------------
Growth Fund......    $   23,589     $  (24,161)     $     572
Mid-Cap
  "Edge"-SM-
  Fund...........       201,569       (202,141)           572
Bond Fund........        (4,938)         4,366            572
Real Estate
  Securities
  Fund...........          (571)            --            571

TAX INFORMATION NOTICE (Unaudited)

  For the fiscal year ended September 30, 1998, the Funds distributed long-term capital gain dividends as follows:

Growth Fund.................................   $ 426,348
Mid-Cap "Edge"-SM- Fund.....................     114,155
Bond Fund...................................      17,096
Real Estate Securities Fund.................      11,132

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Trust's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix-Seneca Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Fund, the Mid-Cap "EDGE"-SM- Fund, the Bond Fund and the Real Estate Securities Fund (constituting the Phoenix-Seneca Funds, hereafter referred to as the "Funds") at September 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Funds, formerly the Seneca Funds, for the periods ended September 30, 1997 were audited by other independent accountants whose report dated November 5, 1997 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
November 17, 1998

                   RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A special meeting of Shareholders of Seneca Funds (the "Trust") was held on February 25, 1998, to approve the following matters:

    1. Approval of a new investment advisory agreement with Phoenix Investment Counsel, Inc. ("PIC") and a new subadvisory agreement with PIC and Seneca Capital Management LLC.

    2. Ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending September 30, 1998.

On the record date for this meeting there were 92,709,688 eligible votes outstanding and 61.01% of the eligible votes outstanding and entitled to vote were present by proxy.

NUMBER OF VOTES:

                                                                                     FOR        AGAINST    ABSTAIN
                                                                                 ------------  ---------  ----------
1. Approval of investment advisory and subadvisory agreements                      54,569,004    199,636   1,796,993

                                                                                     FOR        AGAINST    ABSTAIN
                                                                                 ------------  ---------  ----------
2. PricewaterhouseCoopers LLP                                                      54,597,292    241,243   1,727,145

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, California 94133

TRUSTEES AND OFFICERS
Mary Ann Cusenza, Trustee
Paul E. Erdman, Trustee
Melinda Ellis Evers, Trustee
Gail P. Seneca, President and Trustee
Thomas N. Steenburg, Secretary
Sandra J. Westhoff, Treasurer

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

Toll-Free Numbers
The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                           Bulk Rate Mail
PO Box 2200                                                   U.S. Postage
Enfield CT 06083-2200                                              PAID
                                                              Springfield, MA
                                                              Permit NO. 444

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A Money Management Group of Phoenix Investment Partners.
Investment Subadviser: Seneca Capital Management, LLC           PXP 1140 (11/98)